UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-2421



                    The Tax-Exempt Bond Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004



                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE TAX-EXEMPT BOND FUND OF AMERICA

A window on success: A look back at our first 25 years

[photo of two construction workers talking superimposed over a photo of a steel frame]

Annual report for the year ended August 31, 2004

THE TAX-EXEMPT BOND FUND OF AMERICA(R) seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

INVESTMENT HIGHLIGHTS
through August 31, 2004

12-month total return                                                                      +7.17%
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August                                                      +3.97%
(income return only, reflecting 3.75% maximum sales charge)

Taxable equivalent distribution rate                                                       +6.11%
(assuming a 35% federal tax rate)

SEC 30-day tax-free yield                                                                  +3.33%
(reflecting 3.75% maximum sales charge)

Taxable equivalent SEC yield                                                               +5.12%
(assuming a 35% federal tax rate)

For current yield information, please call toll-free: 800/421-0180.

Contents

Letter to shareholders                                                1
The value of a long-term perspective                                  3
A window on success                                                   4
Investment portfolio                                                 10
Financial statements                                                 14
Directors and officers                                               24
The American Funds family                                    back cover

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                    1 year           5 years          10 years
CLASS A SHARES
Reflecting 3.75% maximum sales charge                               +0.78%           +5.39%            +6.00%

The fund's 30-day yield for Class A shares as of September 30, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 3.16%, which reflects a voluntary fee waiver (3.15% without the fee waiver). (This is equivalent to a taxable yield of 4.86%, which reflects the fee waiver -- 4.85% without the fee waiver, for investors in the 35% tax bracket.) The fund's distribution rate for Class A shares as of that date was 3.93% (3.91% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Other share class results and important information can be found on page 22.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES. ALSO, DISTRIBUTIONS FROM GAINS ON THE SALE OF CERTAIN BONDS PURCHASED AT LESS THAN PAR VALUE AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, ARE TAXABLE. CERTAIN OTHER INCOME MAY ALSO BE TAXABLE.

FELLOW SHAREHOLDERS:

[photo of a little girl trying to walk a straight line]

By almost all measures, fiscal 2004 proved to be another solid year for The Tax-Exempt Bond Fund of America. Helped by falling interest rates and a constructive environment for bonds, the fund generated solid results while outpacing its peers. For the 12 months ended August 31, 2004, the share value of the fund rose to $12.51 from $12.17 and paid monthly dividends totaling 52 cents a share. All of this dividend income was exempt from federal income taxes, including the alternative minimum tax.

- If you took these dividends in cash, they represented a tax-free income return of 4.27%.
- If you reinvested your dividends in additional fund shares, your income return was 4.35%.
- To match a 4.35% tax-free income return, a shareholder in the top federal tax bracket of 35.0% would have had to earn 6.69% from a taxable investment.

Taken together, the monthly dividends and the rising share price produced a 12-month total return of 7.17% for shareholders who reinvested dividends. For the same period, the average total return of the 293 general municipal debt funds tracked by Lipper was 6.44%. The unmanaged Lehman Brothers Municipal Bond Index, which measures a wide variety of tax-exempt bonds but does not reflect expenses, rose 7.11%.

MARKET AND ECONOMIC REVIEW

At the start of the fund's fiscal year, the municipal bond market was just starting to recover from a slow summer period. Although the U.S economy continued to expand at a healthy clip, interest rates fell, which in turn caused bond prices to rise. As a result, municipal bond investors experienced a positive period that lasted well into 2004.

By the end of calendar year 2003, new issuance in the municipal bond market reached a record $380 billion. Interest rates remained low into the new year, bringing about an additional supply of bonds. After a surge of issuance in March, supply in the municipal bond market exceeded demand and municipal bond prices weakened. By April, new concerns about increasing inflation and economic strength hampered the municipal bond market as well.

This situation then reversed a bit as perceived economic strength receded. By the close of the fund's fiscal period, long-term interest rates were in decline, but short-term rates had increased. Believing the economic slowdown to be temporary, the Federal Reserve Board raised the federal funds rate by one-quarter percentage point three times -- on June 30, August 10 and September 21 -- bringing the rate to its current level of 1.75%. As the economy continues to expand and if inflation increases, the likelihood of a higher interest rate environment seems probable. Thus we caution investors that while the results of the past fiscal year were very attractive, future investment returns may not be as strong.

[Begin Sidebar]
Results at a glance for periods ended August 31, 2004 (with all distributions reinvested)

                                                                                   Average annual total returns
                                                                    1 year           5 years          10 years

The Tax-Exempt Bond Fund of America                                  +7.17%           +6.08%            +6.22%
Lipper General Municipal Debt Funds Average1                         +6.44            +5.55             +5.58
Lehman Brothers Municipal Bond Index2                                +7.11            +6.67             +6.56

(1) The average does not reflect sales charges.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.

PORTFOLIO REVIEW

Currently, 82% of the fund's holdings are in investment-grade bonds, primarily AAA- and AA-rated issues. About 12% of assets were rated BB or lower. These percentages have been roughly equivalent for the past three years. Given the low interest rate environment, the fund's counselors have been focusing on bonds that generate a high level of income. By maintaining a high credit quality level, along with some high-conviction research ideas, the fund can benefit from attractive yield without the volatility of too many lower rated bonds.

Drawing on the extensive research capabilities of the fund's investment adviser, Capital Research and Management Company, the fund has increased its holdings in credit-driven sectors such as real estate-backed bonds, continuing care retirement communities and hospitals. On August 31, the average life of the portfolio's holdings was 6.63 years. This represents the conservative investment approach of the fund's portfolio counselors -- one that they consider particularly important at this stage of the interest rate cycle. Additionally, the fund is well diversified, holding more than 975 municipal debt issues from 45 states and U.S. territories.

A 25-YEAR PERSPECTIVE

When we first introduced The Tax-Exempt Bond Fund of America, municipal bond investing was greatly concentrated in the hands of financial institutions, which adhered to a "buy and hold" strategy. Capital Research and Management Company was convinced that an actively managed, diversified portfolio of municipal bonds could offer individual investors a high level of tax-free income and relative stability of principal.

This year, as the fund celebrates its silver anniversary, we can look back and say that the fund has not only achieved its goals, but has met them with considerable success. Over its lifetime, The Tax-Exempt Bond Fund of America's steady stream of income and strong total returns have distinguished it from its peers. Owing to a great deal of hard work and good judgment on the part of many people, the fund has averaged a lifetime annualized total return of 7.75%. This has also been achieved with a lower expense ratio than the fund's peers.

In fiscal 2004, net assets and the number of shareholder accounts both rose 8%. We welcome our new shareholders and extend thanks to our long-term supporters. As The Tax-Exempt Bond Fund of America moves into its next quarter-century, we want to continue the tradition of consistent long-term investment results.

On the following pages, we invite you to look back at the fund's successes with some of the people who are committed to helping you achieve your long-term financial goals.

Cordially,

/s/ Paul G. Haaga, Jr.              /s/ Neil L. Langberg

Paul G. Haaga, Jr.                  Neil L. Langberg
Chairman of the Board               President

October 14, 2004

[Begin Sidebar]
TAX-FREE YIELDS VS. TAXABLE YIELDS
Find your estimated 2004 taxable income below to determine your federal tax rate1, then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.97%2 tax-free distribution rate as of August 31, 2004.

For example, investors in the highest tax bracket (35.0%) would need to receive a yield of 6.11% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.97%.

                                                                                                              As of August 31,
                                                                                                              2004, the fund's
                                                                                                                 tax-exempt
                               If your taxable income is ...                                                distribution rate of
                                                                                  Then your federal         3.97%2 is equal to
                 Single                                        Joint                tax rate1 is...         a taxable rate of...
                $0  -    7,150                              $0  -    14,300             10.0%                      4.41%
             7,151  -    29,050                         14,301  -    58,100             15.0                       4.67
            29,051  -    70,350                         58,101  -    117,250            25.0                       5.29
            70,351  -    146,750                       117,251  -    178,650            28.0                       5.51
           146,751  -    319,100                       178,651  -    319,100            33.0                       5.93
                Over 319,100                                Over 319,100                35.0                       6.11

(1) Based on 2004 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
(2) Distribution rate based on the average offering price for the month of August.

[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

Here's how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 2004, the end of the fund's latest fiscal year.

As you can see, the $10,000 investment would have grown to $61,786 with the 3.75% maximum sales charge included and all distributions reinvested, an average annual increase of 7.58%.

AVERAGE ANNUAL TOTAL RETURNS (periods ended August 31, 2004)*

Class A shares

1 year                                                                          +3.18%
5 years                                                                         +5.27%
10 years                                                                        +5.82%
Lifetime (since October 3, 1979)                                                +7.58%

* Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods. The maximum initial sales charge was 4.75% prior to January 10, 2000.

[begin mountain chart]

                               The fund at       The fund        Lipper
               Lehman      net asset value     at maximum      Gen Muni
            Muni Bond         (without any       offering    Debt Funds                   Original
Year        Index (2)     sales charge)(3)      price (5)   Average (4)       CPI (6)   Investment

10/3/1979     $10,000          $10,000             $9,625       $10,000       $10,000      $10,000
1980#          $9,543           $9,815             $9,447        $9,467       $11,166      $10,000
1981           $8,017           $8,933             $8,598        $8,307       $12,373      $10,000
1982          $10,544          $11,230            $10,809       $10,628       $13,097      $10,000
1983          $12,179          $13,066            $12,576       $12,689       $13,432      $10,000
1984          $13,234          $14,028            $13,502       $13,705       $14,008      $10,000
1985          $15,435          $16,332            $15,719       $16,159       $14,477      $10,000
1986          $18,999          $20,298            $19,536       $20,038       $14,705      $10,000
1987          $19,879          $20,511            $19,741       $20,476       $15,335      $10,000
1988          $21,246          $21,888            $21,067       $21,962       $15,952      $10,000
1989          $23,580          $24,130            $23,224       $24,487       $16,702      $10,000
1990          $25,093          $25,302            $24,353       $25,678       $17,641      $10,000
1991          $28,052          $28,265            $27,204       $28,780       $18,311      $10,000
1992          $31,184          $31,307            $30,132       $32,039       $18,887      $10,000
1993          $34,989          $35,189            $33,869       $35,988       $19,410      $10,000
1994          $35,038          $35,114            $33,796       $35,696       $19,973      $10,000
1995          $38,144          $38,170            $36,737       $38,398       $20,496      $10,000
1996          $40,142          $40,274            $38,763       $40,364       $21,086      $10,000
1997          $43,853          $44,055            $42,402       $44,073       $21,555      $10,000
1998          $47,646          $47,695            $45,905       $47,803       $21,903      $10,000
1999          $47,884          $47,801            $46,007       $47,328       $22,399      $10,000
2000          $51,128          $50,320            $48,432       $49,868       $23,164      $10,000
2001          $56,339          $55,462            $53,381       $54,973       $23,794      $10,000
2002          $59,856          $58,410            $56,218       $57,494       $24,223      $10,000
2003          $61,734          $59,902            $57,654       $58,929       $24,745      $10,000
2004          $66,121          $64,195            $61,786       $63,154       $25,402      $10,000
Year ended August 31

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.
# For the period October 3, 1979 through August 31, 1980.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) With interest compounded. The index, which started on January 1, 1980, is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Includes reinvested dividends of $44,503 and reinvested capital gain distributions of $2,462.
(4) With dividends reinvested. The average does not reflect sales charges.
(5) Includes reinvested dividends of $42,833 and reinvested capital gain distributions of $2,370.
(6) Consumer Price Index (inflation). Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

A WINDOW ON SUCCESS: A LOOK BACK AT THE TAX-EXEMPT BOND FUND OF AMERICA'S FIRST 25 YEARS

The municipal bond market has experienced some significant changes since 1979. Through it all, The Tax-Exempt Bond Fund of America has maintained its consistent approach. Over the years, that strategy -- careful attention to risk, a search for value and a long-term focus -- has helped the fund stay true to its mission of providing income while protecting principal. If that philosophy has occasionally made us seem out of step with the crowd, it has served our many shareholders very well over the years.

[photo of a construction worker looking at the interior of a glass building]

[Begin Sidebar]

THE TAX-EXEMPT BOND FUND OF AMERICA

THEN (1979)                                                   NOW (2004)

NEW MUNICIPAL BOND                                            NEW MUNICIPAL BOND
ISSUANCE: $42 billion                                         ISSUANCE: $380 billion
(As of 12/31/79. Source: Bond Buyer)                          (As of 12/31/03. Source: Bond Buyer)

U.S. MUNICIPAL BONDS                                          U.S. MUNICIPAL BONDS
OUTSTANDING: $325 billion                                     OUTSTANDING: $1.9 trillion
(As of 12/31/79. Source: Bond Buyer)                          (As of 12/31/03. Source: Bond Buyer)

NUMBER OF U.S. MUNICIPAL                                      NUMBER OF U.S. MUNICIPAL
BOND FUNDS: 25                                                BOND FUNDS: 302
(Source: Lipper)                                              (Source: Lipper)

RATE OF INFLATION: 13.3%                                      RATE OF INFLATION: 2.7%
(As of 12/31/79)                                              (As of 8/31/04)

PRICES

THEN (1979)                                                   NOW (2004)

COST OF A NEW HOME:                                           COST OF A NEW HOME:
$62,900                                                       $208,900

COST OF A GALLON                                              COST OF A GALLON
OF REGULAR GAS:                                               OF REGULAR GAS:
$0.86                                                         $1.94

COST OF A DOZEN EGGS:                                         COST OF A DOZEN EGGS:
$0.86                                                         $1.40

COST OF A FIRST CLASS STAMP:                                  COST OF A FIRST CLASS STAMP:
$0.15                                                         $0.37

[photo of the exterior of a two-story house]
[photo of a checker at a grocery story]
[end sidebar]

THE LAST FRONTIER

Over the past quarter-century, the municipal bond market has become increasingly complex. In 1979, the market was quite regionalized and primarily consisted of general obligation bonds and a small number of revenue bonds. As Neil Langberg, a senior portfolio counselor who has been with the fund since its inception, explains, "The municipal bond market was very much regarded as the last frontier for investors, and was still in the very early stages of growth when we were launching the fund. There were only about two dozen other municipal bond funds in existence, most of which had developed very quickly in order to take advantage of a relatively new law that allowed open-ended mutual funds to pass along tax-exempt interest to shareholders. We believed that the municipal bond market could provide a good opportunity for shareholders, but we wanted to proceed carefully." Accordingly, the fund's investment adviser, Capital Research and Management Company, took this opportunity to develop a new approach to municipal bond investing.

The Tax-Exempt Bond Fund of America was created in the belief that a municipal bond fund could offer shareholders a way to earn tax-free income while keeping an eye on risk. Adds portfolio counselor David Hoag, "We realized that the business was going to change and grow and that it wasn't simply a `buy and hold' market anymore, where you could just go to your bank, buy bonds and put them into your safety deposit box."

It was a strategy that was quite novel in 1979. "Most municipal bond funds that were around at the time were only concerned with yield and getting the fund's income higher than the competition," says portfolio counselor Karl Zeile. "We thought that was a little short-sighted and determined that a more prudent approach would be to focus on investing in terms of total return." In retrospect, The Tax-Exempt Bond Fund of America's investment approach proved to be very timely, as the municipal bond market then embarked on a turbulent period.

ATTENTION TO RISK

At the time of the fund's launch, the interest rate environment was moderate without much volatility. By the early 1980s, however, interest rates had reached unprecedented high levels and the municipal bond market suffered accordingly. Although the value of existing bonds diminishes when interest rates rise, the fund's managers kept maturities short and were able to reinvest income from the portfolio into new bonds with higher coupons. Thus the portfolio was carefully positioned so that over the next interest rate cycle, shareholders could take advantage of higher income. "No one could have predicted that interest rates were going to rise the way they did," says portfolio counselor Brenda Ellerin. "By initially choosing shorter term issues for the fund, we were able to preserve capital better than if we had favored riskier, longer term bonds. The `80s really made a case for active management."

Besides focusing on bonds with shorter maturities, the fund's counselors also decided to help manage risk by utilizing value-added research to maintain a high credit quality for the fund. "Highly rated, shorter bonds pay lower interest, but the trade-off is less credit risk," explains Karl. Today, The Tax-Exempt Bond Fund of America continues to invest in high quality bonds as it has done over its lifetime. Over 40% of the fund's assets are currently invested in bonds rated AAA -- the highest quality rating. Adds Karl, "Credit stability is important, so high investment-grade bonds are where we want to be during uncertain times."

THE VALUE OF A BROAD RESEARCH EFFORT

As the sidebar on page 5 shows, the volume of issuance and bonds outstanding in 1979 was low. Today, of course, that scenario has changed considerably. The municipal bond market has become increasingly liquid and attractive and now provides financing for a wide variety of purposes such as building hospitals, schools and bridges, or raising money for state or local government. In recent years, new debt issuance has continued to reach record levels annually and there is currently more than $1.9 trillion worth of municipal bonds outstanding. Technology too has been a catalyst for the market's transformation by making information widely available and creating sectors that one could scarcely have imagined 25 years ago. The increased complexity and size of today's municipal bond market has driven the need for the fund's value-added research effort.

"Overall, the amount of research required to invest in municipal bonds has grown significantly," recalls portfolio counselor David Hoag. "In the old days, municipal bonds rarely defaulted, and things like futures, options and derivatives did not exist in the fund's universe." To accommodate the ever-increasing scope of that universe, The Tax-Exempt Bond Fund of America's research effort has expanded.

[Begin Sidebar]
   THEN (1979)

> New York banker Paul Volcker is appointed chairman of the Federal Reserve Board in August. In a move to halt inflation, the federal funds rate is increased to 13.77% in October. This sends stock prices sharply lower and begins a short recession. By June 30, 1981, the federal funds rate reaches 19.10%, its highest level in history.

>  U.S. prices increase 13.3% for the year, the largest jump in 33 years.

> OPEC increases oil prices by 50% for the year. As the oil crises set in, U.S. motorists line up at filling stations from spring through summer, often unable to obtain more than a few gallons of gasoline at a time.

>  $1.5 billion federal bailout is approved for Chrysler.

   NOW (2004)

> In March, the U.S. Labor Department reports the addition of 308,000 jobs, which is the largest monthly increase since spring of 2000.

> Federal Reserve Board Chairman Alan Greenspan raises the federal funds rate for the first time in four years on June 30. As the economy continues to expand and inflation rises, the rate is raised twice more to 1.75% by September 21.

> US Airways seeks bankruptcy protection for the second time as its employees decide against $800 million in cost cuts.

[photo of an oil rig]
[photo of the wing of a plane]
[End Sidebar]

[Begin Pull Quote]
[photo of the back of a girls head - hair in a ponytail and a pencil behind her ear]
"OVERALL, THE AMOUNT OF RESEARCH REQUIRED TO INVEST IN MUNICIPAL BONDS HAS GROWN SIGNIFICANTLY."
[End Pull Quote]

"By the early `90s," continues David, "there was an explosion of new credit in the municipal market -- life care, project financing, tax allocation -- and people thought of the municipal bond market as the place to get funding for projects that couldn't get financed anywhere else." Realizing that the market was becoming increasingly crowded, Capital Research and Management Company intensified its research effort and formalized its research portfolio in 1992. It now operates one of the most extensive research networks in the industry. Adds David, "That we were able to generate more income than the Lipper average in the `90s is a testament to our research effort."

Today, some 30 investment professionals are devoted to investment for the fund as well as other fixed-income funds in the American Funds family. Portfolio counselors carefully assess the credit quality and structure of each bond that goes into the portfolio. Bond analysts travel extensively, meeting with management and other municipal officials. "Good credit research is very similar to good stock research," notes Karl. "And research trips are vital to that effort. By going beyond financial statement analysis and learning firsthand about industry developments and management skills -- by digging deeper -- we can account for things that less savvy investors might miss."

Bond traders also lend valuable assistance to the valuation process by collecting and analyzing market data and locating the most attractive price for each sale and purchase affected by the fund. In addition to comparing notes with one another on a frequent basis, the fund's fixed-income professionals also consult regularly with staff economists and stock analysts who cover industries heavily impacted by changes in interest rates. This helps put investment decisions in an even broader context. Bond by bond, The Tax-Exempt Bond Fund of America's portfolio has grown out of a collaboration of ideas informed by experience and formulated by careful research. Says Brenda, "Individual investors have to rely upon what they see at first glance when investing in the municipal bond market. We rely upon teamwork, knowledge and experience as we make our judgments about what to buy."

[Begin Sidebar]
THE FUND'S HIGH DISTRIBUTION RATES

The chart below shows the margin of difference as expressed in percentage points between The Tax-Exempt Bond Fund of America's distribution rate and the rate paid by the average municipal bond fund since June 1992.* As you can see, for more than 10 years, the fund's rate has surpassed the rate paid by the average municipal bond fund. This is due in part to a December 1993 change in investment policy, which has allowed the fund greater flexibility to invest in securities rated BBB (the lowest "investment-grade" categories). Distribution rates are calculated by dividing dividends paid during the previous 12 months by the sum of the net asset value and any capital gains paid.

*As calculated by Lipper.

                   June    July    August    September    October    November    December    January    February    March    April
                   1992    1992      1992         1992       1992        1992        1992       1993        1993     1993     1993

Difference         -.23    -0.2     -0.15        -0.15      -0.19        -0.1        -0.1      -0.06       -0.04    -0.07    -0.09


                    May    June      July       August  September     October    November   December     January February    March
                   1993    1993      1993         1993       1993        1993        1993       1993        1994     1994     1994

Difference        -0.01   -0.03     -0.04        -0.02      -0.01        0.06        0.11       0.13        0.16     0.17     0.13


                  April     May      June         July     August   September     October   November    December  January  February
                   1994    1994      1994         1994       1994        1994        1994       1994        1994     1995      1995

Difference         0.24    0.23      0.28         0.32       0.31        0.35        0.39       0.31        0.34     0.38     0.38


                  March   April       May         June       July      August   September    October    November December  January
                   1995    1995      1995         1995       1995        1995        1995       1995        1995     1995     1996

Difference         0.38    0.34      0.36         0.36       0.38        0.38        0.36       0.37        0.36     0.38     0.34


               February   March     April          May       June        July      August  September     October November  December
                   1996    1996      1996         1996       1996        1996        1996       1996        1996     1996      1996

Difference         0.33    0.34      0.35         0.29        0.3        0.25        0.24       0.27        0.26     0.27      0.25



               January   February     March        April        May        June       July     August   September  October  November
                  1997       1997      1997         1997       1997        1997       1997       1997        1997     1997      1997

Difference        0.24       0.24      0.25         0.26       0.27        0.29       0.33       0.33        0.33     0.34      0.31



               December January  February        March      April         May        June       July      August September  October
                   1997    1998      1998         1998       1998        1998        1998       1998        1998      1998     1998

Difference         0.35    0.37      0.35         0.37       0.37        0.39        0.38       0.38        0.39     0.39      0.39



               November December  January     February      March       April         May       June        July   August September
                   1998     1998     1999         1999       1999        1999        1999       1999        1999     1999      1999

Difference         0.41     0.38     0.37         0.37       0.37        0.37        0.35       0.34        0.32      0.3     0.28



                October November  December      January    February      March       April        May        June     July   August
                   1999     1999      1999         2000       2000        2000        2000       2000        2000     2000     2000

Difference          0.3     0.31      0.29         0.32       0.33        0.38        0.39        0.4        0.39      0.4      0.4



              September October  November    December    January    February       March      April         May     June     July
                   2000    2000      2000        2000       2001        2001        2001       2001        2001     2001     2001

Difference         0.39     0.4      0.44        0.49       0.47        0.48        0.48       0.45        0.44     0.47     0.46



                 August September   October    November   December    January    February     March       April      May     June
                   2001      2001      2001        2001       2001       2002        2002      2002        2002     2002     2002

Difference         0.47      0.42      0.42        0.39       0.39       0.39         0.4      0.41         0.4     0.39     0.39



                   July    August  September    October   November    December    January   February       March    April      May
                   2002      2002       2002       2002       2002        2002       2003       2003        2003     2003     2003

Difference         0.38      0.39       0.39        0.4        0.4        0.37       0.37       0.32         0.3      0.3      0.3



                   June    July    August    September    October    November    December    January    February    March    April
                   2003    2003      2003         2003       2003        2003        2003       2004        2004     2004     2004

Difference         0.31     0.3       0.3         0.32       0.32        0.33        0.34       0.34        0.34     0.34     0.33



                    May    June      July       August
                   2004    2004      2004         2004

Difference         0.32    0.31      0.33         0.31



A FUND SNAPSHOT

THEN (1979)

NUMBER OF SHAREHOLDER ACCOUNTS: 20
(As of 10/31/79)

PORTFOLIO COUNSELORS: Jan Greer, Neil Langberg

TRADER: Neil Langberg

10 LARGEST STATE CONCENTRATIONS:
[begin pie chart]
                       Ohio    5.50%
                   Colorado    4.20%
                      Texas    4.12%
                   New York    3.93%
                 California    3.84%
                   Virginia    2.79%
             North Carolina    2.31%
                Connecticut    2.00%
                   Kentucky    1.60%
                    Arizona    1.56%
[end pie chart]

NOW (2004)

NUMBER OF SHAREHOLDER ACCOUNTS: more than 60,000
(As of 8/31/04)

PORTFOLIO COUNSELORS: Brenda Ellerin, David Hoag,
Neil Langberg, Karl Zeile

TRADERS: Sue McDermott, Tanya Muncey, Katie Saunders

10 LARGEST STATE CONCENTRATIONS:
[begin pie chart]
                      Texas    11.93%
                   New York    9.49%
                   Illinois    9.13%
                 Washington    7.28%
                    Florida    5.71%
                 California    5.61%
                   Michigan    3.60%
                   Colorado    3.24%
               Pennsylvania    3.09%
                  Louisiana    2.97%
[end pie chart]
[End Sidebar]

CONSISTENCY AMID CHANGE

The intervening years between 1979 and the present have seen conditions for the municipal bond market continue to change and it would be impossible in these few pages to chronicle everything that has happened in the past quarter-century. However, it is important to remember that dealing with the ups and downs of the market and interest rates is not new to The Tax-Exempt Bond Fund of America, whose long-term consistent approach has allowed it to become one of the oldest and most successful municipal bond funds on the market.

The issue of AMT bonds -- securities whose income is subject to alternative minimum tax -- is one example of how taking a consistent approach has served shareholders. "By the late 1980s, many municipal bond funds changed their guidelines in order to buy AMTs. The Tax-Exempt Bond Fund of America was one of a few funds at the time that decided against doing so," explains David. "While this may not have mattered as much back then, the AMT has since become a concern for many investors. By sticking to our original investment mandate, our shareholders have been able to sidestep the issue entirely."

Approaching the market with a long-term perspective has been equally critical to the fund's success. "We look at bonds over full market cycles," says Brenda. "Keeping a long-term perspective on the fund's investments and the market has helped the fund to weather market fluctuations, provide a consistent stream of income and protect shareholder capital when interest rates are climbing."

"There are many things that both helped and hurt the fund along the way," says Neil. "The problem is that we only know for sure in hindsight. At the moment, because interest rates have been in a narrower range, we have been focused on securing bonds that will generate higher income. But this is not new. The Tax-Exempt Bond Fund of America has been serving shareholders through good times and bad because of our attention to risk, rigorous research effort and long-term perspective. Ultimately, it is this philosophy that has helped us make constructive investment decisions, and create enduring value for our shareholders."

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The Tax-Exempt Bond Fund of America's portfolio counselors average 18 years of investment experience.* Why four people to manage one fund? Because like all 29 of the American Funds, the fund is managed by a unique method we call the "multiple portfolio counselor system." We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: Assets of the fund are divided into portions, each managed by a portfolio counselor. Another portion is managed by the fund's research analysts, who bring their own investment expertise to the table.

The advantages to this system are many:

o DIVERSITY. Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o CONSISTENCY. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o CONTINUITY. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.

*All years of experience as of November 2004.
 [End Sidebar]

[Begin Photo Caption]
[photo of Neil L. Langberg]
Neil L. Langberg
26 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of David A. Hoag]
David A. Hoag
16 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of Brenda S. Ellerin]
Brenda S. Ellerin
15 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of Karl J. Zeile]
Karl J. Zeile
13 years of investment experience
[End Photo Caption]


INVESTMENT PORTFOLIO, August 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


[begin pie chart]
QUALITY RATINGS*
Aaa/AAA                                   40.2%
Aa/AA                                     18.3%
A/A                                        9.2%
Baa/BBB                                   14.0%
Below investment-grade                    11.7%
Cash & Equivalents                         6.6%

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analyst.

                                                                                        Principal         Market       Percent
                                                                                           amount          value        of net
BONDS AND NOTES  - 93.38%                                                                   (000)          (000)        assets

Alaska  - 1.22%
North Slope Borough, G.O. Bonds, Series 1997-A, MBIA insured, 0% 2008                $     10,935     $    9,833         .28%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001, 5.375% 2021                                                                12,850         11,344          .32
Other securities                                                                                          21,417          .62
                                                                                                          42,594         1.22

California  - 5.61%
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
   Project), Series 1995-A, 6.125% 2023 (preref. 2005)                                     12,500         13,220          .38
County of Los Angeles, Los Angeles Community College Dist., G.O. Bonds, 2001
   Election, Series A, 5.50% 2016                                                          10,500         11,794          .34
Other securities                                                                                         171,437         4.89
                                                                                                         196,451         5.61

Colorado  - 3.24%
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
   Project), 6.95% 2020 (preref. 2005)                                                     17,500         18,969          .54
Other securities                                                                                          94,624         2.70
                                                                                                         113,593         3.24

Florida  - 5.71%
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
   (Capital Projects Loan Program - The Glenridge on Palmer Ranch Project),
   Series 2002-A, 8.00% 2032                                                               12,485         12,830          .37
Other securities                                                                                         187,233         5.34
                                                                                                         200,063         5.71

Georgia  - 1.77%
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
   7.90% 2024                                                                              10,000         10,501          .30
City of Atlanta, Water and Wastewater Rev. Bonds, Series 1999-A, FGIC insured,
   5.50% 2022                                                                               8,500          9,794          .28
Other securities                                                                                          41,767         1.19
                                                                                                          62,062         1.77


Illinois  - 9.13%                                                                                        319,533         9.13



Indiana  - 2.82%
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
   1997-D, 5.00% 2026 (preref. 2007)                                                       13,990         14,947          .43
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.),
   Series 1996-A, 5.50% 2016                                                               10,250         10,746          .31
State Office Building Commission, Correctional Facs. Program Rev. Bonds, Series
   1995-B, AMBAC insured, 6.25% 2012                                                        8,490         10,151          .29
Other securities                                                                                          63,005         1.79
                                                                                                          98,849         2.82

Louisiana  - 2.97%
Health Education Auth., (Lambeth House Project) Rev. Bonds , Series 1996, 9.00%
    2026 (preref. 2006)                                                                     9,000         10,481          .30
Local Government Environmental Facs. and Community Dev. Auth., Rev. Bonds
   (Capital Project and Equipment Acquisition Program), Series 2000-A, AMBAC
   insured, 6.30% 2030                                                                     11,500         13,309          .38
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                    29,920         26,321          .75
Parish of West Feliciana, Pollution Control Rev. Ref. Bonds (Entergy Gulf
   States, Inc. Project), Series 1999-A, 5.65% 2028 (put 2004)                             10,500         10,500          .30
Other securities                                                                                          43,219         1.24
                                                                                                         103,830         2.97


Maryland  - 1.30%                                                                                         45,634         1.30


Massachusetts  - 2.10%
G.O. Ref. Bonds 5.50% 2016-2018                                                            17,000         19,540          .56
Massachusetts Bay Transportation Auth., Senior Sales Tax Bonds, Series 2004-B,
   4.00% 2012                                                                              13,005         13,596          .39
Other securities                                                                                          40,390         1.15
                                                                                                          73,526         2.10


Michigan  - 3.60%                                                                                        126,042         3.60


Nevada  - 2.82%
Clark County, Special Improvement, Local Improvement Bonds, Dist. No. 121
   (Southern Highlands Area), Series 1999, 7.50% 2019                                      15,580         17,026          .49
Other securities                                                                                          81,615         2.33
                                                                                                          98,641         2.82


New Jersey  - 1.76%                                                                                       61,623         1.76


New York  - 9.49%
Dormitory Auth., Third General Resolution Rev. Bonds (State University
   Educational Facs. Issue):
 Series 2002-B, 5.25% 2023 (put 2012)                                                      13,000         14,357
 Series 2002-B, 6.00% 2029 (put 2012)                                                      10,000         11,550
Dormitory Auth., State University Educational Facs. Rev. Bonds, 6.00%-7.50%
   2007-2013                                                                                7,660          9,172         1.00
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.25% 2012                                                                               8,615          9,525          .27
City of New York, G.O. Bonds, Fiscal 2004 4.50%-6.50% 2006-2021                            43,300         47,183         1.35
New York City, Transitional Fin. Auth., Future Tax Secured Ref. Bonds:
 Fiscal 2003 Series A, 5.50% 2026                                                          29,300         32,984
 Fiscal 2003 Series B, 5.25% 2029                                                          11,600         12,760
 4.50%-5.375% 2015-2027                                                                     8,560          8,614         1.55
State Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series
   2002, 5.50% 2015                                                                        13,250         14,671          .42
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
   (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                         13,000         14,079          .40
Other securities                                                                                         157,420         4.50
                                                                                                         332,315         9.49

North Carolina  - 2.46%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds:
 Series 1993-B, 7.00% 2008                                                                 10,720         12,097
 5.25%-7.25% 2006-2026                                                                     46,325         50,543         1.79
Other securities                                                                                          23,375          .67
                                                                                                          86,015         2.46

Pennsylvania  - 3.09%
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Bonds (ACTS
   Retirement Life Communities, Inc. Obligated Group), Series 1998, 5.25% 2028             17,500         16,311          .47
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
   (Temple University Hospital), Series 1993-A, 6.50% 2008                                 10,575         11,453          .33
Other securities                                                                                          80,416         2.29
                                                                                                         108,180         3.09



South Carolina  - 1.21%
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
   Series 2001-B, 6.00% 2022                                                               14,090         13,248          .38
Other securities                                                                                          29,192          .83
                                                                                                          42,440         1.21

Tennessee  - 1.74%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
   Express Corp.), Series 2002, 5.05% 2012                                                 10,900         11,637          .33
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
   Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                               9,500         10,245          .30
Other securities                                                                                          38,841         1.11
                                                                                                          60,723         1.74

Texas  - 11.93%
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Healthcare System), Series 2001-A, 6.375% 2029                                          13,900         15,123          .43
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Hospital System Project), Series 1998, FSA insured, 5.50% 2015                          10,325         11,730          .34
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
   Project), Series 2001-A, 5.50% 2022 (put 2011)                                          14,000         14,840          .42
City of San Antonio, Electric and Gas Rev. Ref. Bonds (forward delivery), New
   Series 2003, 5.25% 2011                                                                  9,000         10,076
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
   2002, 5.375% 2015                                                                        9,000         10,230          .58
City of San Antonio, Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds,
   Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)                                     12,700         13,800          .39
Other securities                                                                                         342,065         9.77
                                                                                                         417,864        11.93

Washington  - 7.28%
Central Puget Sound Regional Transit Auth., Sales Tax and Motor Vehicle Excise
   Tax Bonds, Series 1999, FGIC insured, 4.75% 2028                                        21,940         21,780          .62
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
   2001-A, FSA insured, 5.50% 2016                                                         13,000         14,390          .41
Energy Northwest, Ref. Electric Rev. Bonds 5.25%-5.50% 2008-2016                           20,000         22,346          .64
Health Care Facs. Auth., Rev. Bonds (Providence Health System), Series 2001-A,
   MBIA insured, 5.625% 2015                                                                8,635          9,708          .28
Public Power Supply System, Nuclear Project No. 2 Rev. Ref. Bonds, Series
   1994-A, 6.00% 2007                                                                      19,900         22,015
Public Power Supply System, Rev Ref. Bonds 5.00%-7.125% 2012-2016                          16,450         18,766         1.16
Other securities                                                                                         145,970         4.17
                                                                                                         254,975         7.28

Wisconsin  - 2.01%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 6.125% 2027                                                                      18,555         17,658          .50
Transportation Rev. Bonds, Series 1993-A, MBIA insured, 4.80% 2009                          9,645         10,564          .30
Other securities                                                                                          42,147         1.21
                                                                                                          70,369         2.01

Other states - 10.12%
Commonwealth of Puerto Rico, Public Improvement Ref. G.O. Bonds, Series 2003-C,
   5.00% 2018 (put 2008)                                                                   10,500         11,344          .32
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
   Village, Inc. Fac.), Series 1999-A, 7.50% 2029                                          15,500         16,502          .47
Other securities                                                                                         326,589         9.33
                                                                                                         354,435        10.12


TOTAL BONDS AND NOTES (cost: $3,102,550,000)                                                           3,269,757        93.38





SHORT-TERM SECURITIES  - 5.47%


City of Chicago, Second Lien Water Rev. Bonds, Series 2000, 1.35% 2030 (1)                 11,100         11,100          .32
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan
   Program Rev. Bonds, Series 1994-D, 1.33% 2029 (1)                                       10,970         10,970          .31
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 1998-A, 1.30% 2016 (1)              17,500         17,500
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
   Variable Rate Demand Obligations, Series 2000, 1.33% 2030 (1)                           26,100         26,100         1.25
State of Michigan, Grant Anticipation Notes, Series 2001-D, FSA insured, 1.35%
   2008 (1)                                                                                10,000         10,000          .29
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
   Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool): (1)
 Series 1999, 1.33% 2029                                                                   10,400         10,400
 Series 2002, 1.35% 2032                                                                    5,450          5,450
 Series 2004, 1.35% 2034                                                                    5,200          5,200          .60
New York City, New York, Jay Street Dev. Corp., Courts Fac. Lease Rev. Bonds
   (NYC - Jay Street Project), Fiscal 2001 Series A1, 1.32% 2022 (1)                       10,100         10,100          .29
Other securities                                                                                          84,565         2.41
                                                                                                         191,385         5.47


TOTAL SHORT-TERM SECURITIES (cost: $191,385,000)                                                         191,385         5.47


TOTAL INVESTMENT SECURITIES (cost: $3,293,935,000)                                                     3,461,142        98.85
Other assets less liabilities                                                                             40,381         1.15

NET ASSETS                                                                                            $3,501,523      100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio, including some secuirites for which resale may be limited to qualified institutional buyers or may require registration. The total value of such restricted securities was $8,487,000, which represented
0.24% of the net assets of the fund.

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to Abbreviations
Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2004                            (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $3,293,935)                                                                 $3,461,142
 Receivables for:
  Sales of fund's shares                                                                 $7,776
  Interest                                                                               42,506                         50,282
                                                                                                                     3,511,424
LIABILITIES:
 Payables for:
  Bank overdraft                                                                            522
  Purchases of investments                                                                  948
  Repurchases of fund's shares                                                            2,177
  Dividends on fund's shares                                                              3,472
  Investment advisory services                                                              876
  Services provided by affiliates                                                         1,808
  Deferred Directors' compensation                                                           96
  Other fees and expenses                                                                     2                          9,901
NET ASSETS AT AUGUST 31, 2004                                                                                       $3,501,523

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                         $3,338,407
 Undistributed net investment income                                                                                     4,266
 Accumulated net realized loss                                                                                          (8,357)
 Net unrealized appreciation                                                                                           167,207
Net assets at August 31, 2004                                                                                       $3,501,523

Total authorized capital stock - 500,000 shares, $.001 par value, (279,991 total shares outstanding)

                                                                                                                   Net asset value
                                                                            Net assets    Shares outstanding         per share (1)

Class A                                                                     $3,083,223               246,543                $12.51
Class B                                                                        118,541                 9,479                 12.51
Class C                                                                        133,578                10,681                 12.51
Class F                                                                        120,145                 9,607                 12.51
Class R-5                                                                       46,036                 3,681                 12.51

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.00.


See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended August 31, 2004                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                   $163,751
 Fees and expenses:
  Investment advisory services                                                      $10,420
  Distribution services                                                              10,208
  Transfer agent services                                                               713
  Administrative services                                                               400
  Reports to shareholders                                                               153
  Registration statement and prospectus                                                 194
  Postage, stationery and supplies                                                      102
  Directors' compensation                                                                41
  Auditing and legal                                                                    134
  Custodian                                                                              35
  Federal and state income taxes                                                         85
  Other                                                                                  84                    22,569
 Net investment income                                                                                        141,182

NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized loss on investments                                                                              (1,098)
 Net unrealized appreciation on investments                                                                    86,415
  Net realized loss and unrealized appreciation on investments                                                 85,317
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $226,499


See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                            Year ended August 31
                                                                                       2004                      2003
OPERATIONS:
 Net investment income                                                             $141,182                  $135,316
 Net realized loss on investments                                                    (1,098)                   (7,442)
 Net unrealized appreciation (depreciation) on investments                           86,415                   (53,242)
  Net increase in net assets resulting from operations                              226,499                    74,632

DIVIDENDS AND DISTRIBUTIONS PAID OR ACCRUED TO SHAREHOLDERS:
 Dividends from net investment income                                              (139,257)                 (134,482)
 Distributions from net realized gain on investments                                      -                    (4,888)
  Total dividends and distributions paid or accrued to shareholders                (139,257)                 (139,370)

CAPITAL SHARE TRANSACTIONS                                                          168,929                   379,173

TOTAL INCREASE IN NET ASSETS                                                        256,171                   314,435

NET ASSETS:
 Beginning of year                                                                3,245,352                 2,930,917
 End of year (including undistributed net investment income:
  $4,266 and $2,940, respectively)                                               $3,501,523                $3,245,352

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None          Declines from 5% to zero    Class B convert to Class A,
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities for federal income tax purposes was $3,289,669,000.

During the year ended August 31, 2004, the fund reclassified $63,000 to accumulated net realized loss and $536,000 to additional paid-in capital from undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $3,569
Short-term and long-term capital loss deferrals                                                                (8,357)
Gross unrealized appreciation on investment securities                                                        184,792
Gross unrealized depreciation on investment securities                                                        (13,319)
Net unrealized appreciation on investment securities                                                          171,473

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $382,000 and $7,975,000 expiring in 2011 and 2012, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended August 31, 2004, the fund realized, on a tax basis, a net capital loss of $1,035,000, and additional capital losses of $6,940,000 that were realized during the period of November 1, 2002 through August 31, 2003.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                                           Distributions from         Distributions from      Total distributions
Share class                                                 tax-exempt income    long-term capital gains          paid or accrued
Year ended August 31, 2004
Class A                                                             $ 125,410                          -                $ 125,410
Class B                                                                 4,045                          -                    4,045
Class C                                                                 4,270                          -                    4,270
Class F                                                                 3,670                          -                    3,670
Class R-5                                                               1,862                          -                    1,862
Total                                                               $ 139,257                          -                $ 139,257

Year ended August 31, 2003
Class A                                                             $ 123,155                    $ 4,448                $ 127,603
Class B                                                                 3,663                        151                    3,814
Class C                                                                 3,647                        154                    3,801
Class F                                                                 2,357                         77                    2,434
Class R-5                                                               1,660                         58                    1,718
Total                                                               $ 134,482                    $ 4,888                $ 139,370


3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.25% on such income in excess of $8,333,333. The Board of Directors approved an amended agreement, effective April 1, 2004, reducing the existing annual rate to 0.15% from 0.16% on daily net assets in excess of $3 billion but not exceeding $6 billion and continuing the series of rates to include an additional annual rate of 0.13% on such assets in excess of $6 billion. The amended agreement also included a reduced rate of 2.00% of the fund's monthly gross income in excess of $8,333,333. For the year ended August 31, 2004, the investment advisory services fee was $10,420,000, which was equivalent to an annualized rate of 0.308% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below/on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2004, unreimbursed expenses subject to reimbursement totaled $2,714,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above/on the previous page for
          the  year  ended  August  31,  2004,  were  as  follows   (dollars  in
          thousands):

         -----------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent
                                                             administrative        services
                                                                services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class A         $7,510            $679          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class B          1,178             34           Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class C          1,293          Included             $194                $12
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class F           227           Included             136                 14
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              43                  1
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
              Total          $10,208           $713               $373                $27
         -----------------------------------------------------------------------------------------


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                          Reinvestments of
Share class                                                                     Sales(1)             dividends and distributions
                                                                           Amount       Shares            Amount        Shares
YEAR ENDED AUGUST 31, 2004
Class A                                                                 $ 568,531       45,679          $ 89,167         7,169
Class B                                                                    18,004        1,447             3,001           241
Class C                                                                    39,738        3,193             3,257           262
Class F                                                                    77,107        6,200             2,897           233
Class R-5                                                                  10,866          877               280            23
Total net increase
   (decrease)                                                           $ 714,246       57,396          $ 98,602         7,928

YEAR ENDED AUGUST 31, 2003
Class A                                                                 $ 846,258       68,133          $ 89,131         7,193
Class B                                                                    48,940        3,937             2,832           229
Class C                                                                    73,715        5,935             2,960           239
Class F                                                                   135,210       10,898             1,922           155
Class R-5                                                                  11,168          897               224            18
Total net increase
   (decrease)                                                         $ 1,115,291       89,800          $ 97,069         7,834



Share class                                                                  Repurchases(1)                     Net increase
                                                                           Amount        Shares           Amount        Shares
YEAR ENDED AUGUST 31, 2004
Class A                                                                $ (556,968)     (44,924)        $ 100,730         7,924
Class B                                                                   (19,539)      (1,578)            1,466           110
Class C                                                                   (33,115)      (2,676)            9,880           779
Class F                                                                   (29,892)      (2,413)           50,112         4,020
Class R-5                                                                  (4,405)        (355)            6,741           545
Total net increase
   (decrease)                                                          $ (643,919)     (51,946)        $ 168,929        13,378

YEAR ENDED AUGUST 31, 2003
Class A                                                                $ (662,081)     (53,454)        $ 273,308        21,872
Class B                                                                   (16,493)      (1,333)           35,279         2,833
Class C                                                                   (35,983)      (2,906)           40,692         3,268
Class F                                                                  (109,667)      (8,840)           27,465         2,213
Class R-5                                                                  (8,963)        (727)            2,429           188
Total net increase
   (decrease)                                                          $ (833,187)     (67,260)        $ 379,173        30,374

(1) Includes exchanges between share classes of the fund.


5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $382,215,000 and $263,160,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $35,000 included 3,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                   Income (loss) from investment operations(2)
                                                                                                           Net
                                                                  Net asset                      gains (losses)
                                                                     value,            Net       on securities        Total from
                                                                  beginning     investment      (both realized        investment
                                                                  of period         income      and unrealized)       operations
CLASS A:
 Year ended 8/31/2004                                                $12.17           $.53                $.33              $.86
 Year ended 8/31/2003                                                 12.41            .54                (.22)              .32
 Year ended 8/31/2002                                                 12.38            .57                 .06               .63
 Year ended 8/31/2001                                                 11.81            .60                 .57              1.17
 Year ended 8/31/2000                                                 11.86            .60                (.01)              .59
CLASS B:
 Year ended 8/31/2004                                                 12.17            .44                 .33               .77
 Year ended 8/31/2003                                                 12.41            .44                (.22)              .22
 Year ended 8/31/2002                                                 12.38            .48                 .06               .54
 Year ended 8/31/2001                                                 11.81            .52                 .57              1.09
 Period from 3/15/2000 to 8/31/2000                                   11.50            .21                 .34               .55
CLASS C:
 Year ended 8/31/2004                                                 12.17            .42                 .33               .75
 Year ended 8/31/2003                                                 12.41            .43                (.22)              .21
 Year ended 8/31/2002                                                 12.38            .47                 .06               .53
 Period from 3/15/2001 to 8/31/2001                                   12.10            .21                 .29               .50
CLASS F:
 Year ended 8/31/2004                                                 12.17            .51                 .33               .84
 Year ended 8/31/2003                                                 12.41            .52                (.22)              .30
 Year ended 8/31/2002                                                 12.38            .55                 .06               .61
 Period from 3/15/2001 to 8/31/2001                                   12.10            .24                 .29               .53
CLASS R-5:
 Year ended 8/31/2004                                                 12.17            .55                 .33               .88
 Year ended 8/31/2003                                                 12.41            .56                (.22)              .34
 Period from 7/15/2002 to 8/31/2002                                   12.33            .07                 .08               .15



                                                                            Dividends and distributions

                                                                   Dividends
                                                                   (from net  Distributions               Total        Net asset
                                                                  investment  (from capital       dividends and       value, end
                                                                     income)         gains)       distributions        of period
CLASS A:
 Year ended 8/31/2004                                                 $(.52)            $-               $(.52)           $12.51
 Year ended 8/31/2003                                                  (.54)          (.02)               (.56)            12.17
 Year ended 8/31/2002                                                  (.57)          (.03)               (.60)            12.41
 Year ended 8/31/2001                                                  (.60)             -                (.60)            12.38
 Year ended 8/31/2000                                                  (.60)          (.04)               (.64)            11.81
CLASS B:
 Year ended 8/31/2004                                                  (.43)             -                (.43)            12.51
 Year ended 8/31/2003                                                  (.44)          (.02)               (.46)            12.17
 Year ended 8/31/2002                                                  (.48)          (.03)               (.51)            12.41
 Year ended 8/31/2001                                                  (.52)             -                (.52)            12.38
 Period from 3/15/2000 to 8/31/2000                                    (.24)             -                (.24)            11.81
CLASS C:
 Year ended 8/31/2004                                                  (.41)             -                (.41)            12.51
 Year ended 8/31/2003                                                  (.43)          (.02)               (.45)            12.17
 Year ended 8/31/2002                                                  (.47)          (.03)               (.50)            12.41
 Period from 3/15/2001 to 8/31/2001                                    (.22)             -                (.22)            12.38
CLASS F:
 Year ended 8/31/2004                                                  (.50)             -                (.50)            12.51
 Year ended 8/31/2003                                                  (.52)          (.02)               (.54)            12.17
 Year ended 8/31/2002                                                  (.55)          (.03)               (.58)            12.41
 Period from 3/15/2001 to 8/31/2001                                    (.25)             -                (.25)            12.38
CLASS R-5:
 Year ended 8/31/2004                                                  (.54)             -                (.54)            12.51
 Year ended 8/31/2003                                                  (.56)          (.02)               (.58)            12.17
 Period from 7/15/2002 to 8/31/2002                                    (.07)             -                (.07)            12.41



                                                                                                      Ratio of           Ratio of
                                                                                Net assets,           expenses         net income
                                                                       Total  end of period         to average         to average
                                                                   return(3)  (in millions)         net assets         net assets
CLASS A:
 Year ended 8/31/2004                                                  7.17%        $3,083                 .61%             4.23%
 Year ended 8/31/2003                                                  2.55          2,905                 .61              4.33
 Year ended 8/31/2002                                                  5.31          2,689                 .63              4.73
 Year ended 8/31/2001                                                 10.22          2,202                 .66              5.00
 Year ended 8/31/2000                                                  5.27          1,831                 .67              5.22
CLASS B:
 Year ended 8/31/2004                                                  6.38            119                1.36              3.48
 Year ended 8/31/2003                                                  1.79            114                1.37              3.56
 Year ended 8/31/2002                                                  4.53             81                1.38              3.91
 Year ended 8/31/2001                                                  9.45             26                1.40              4.06
 Period from 3/15/2000 to 8/31/2000                                    4.89              3                 .64              1.99
CLASS C:
 Year ended 8/31/2004                                                  6.24            134                1.49              3.34
 Year ended 8/31/2003                                                  1.66            120                1.50              3.43
 Year ended 8/31/2002                                                  4.40             82                1.51              3.79
 Period from 3/15/2001 to 8/31/2001                                    4.20             15                 .73              1.77
CLASS F:
 Year ended 8/31/2004                                                  7.02            120                 .75              4.09
 Year ended 8/31/2003                                                  2.41             68                 .75              4.19
 Year ended 8/31/2002                                                  5.15             42                 .78              4.54
 Period from 3/15/2001 to 8/31/2001                                    4.45              7                 .40              2.11
CLASS R-5:
 Year ended 8/31/2004                                                  7.34             46                 .43              4.41
 Year ended 8/31/2003                                                  2.72             38                 .44              4.51
 Period from 7/15/2002 to 8/31/2002                                    1.23             37                 .06               .59




                                                                                     Year ended August 31
                                                                       2004        2003         2002        2001        2000

Portfolio turnover rate for all classes of shares                        8%          8%           8%         21%         29%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.

See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICE WATERHOUSE COOPERS LLP

Los Angeles, California
October 4, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31,2004.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C AND CLASS F
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended September 30, 2004
(the most recent calendar quarter):                                                           1 YEAR          LIFE OF CLASS

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         -1.03%            +5.67%(1)
Not reflecting CDSC                                                                            +3.97%            +6.03%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +2.83%            +4.78%(2)
Not reflecting CDSC                                                                            +3.83%            +4.78%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +4.59%            +5.51%(2)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.

There are several ways to invest in The Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.14 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 through August 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning account        Ending account              Expenses paid       Annualized
                                                 value 3/1/2004       value 8/31/2004           during period(1)    expense ratio

Class A -- actual return                          $    1,000.00           $  1,005.83                  $    3.03             .60%
Class A -- assumed 5% return                           1,000.00              1,022.18                       3.06             .60
Class B -- actual return                               1,000.00              1,002.10                       6.81            1.35
Class B -- assumed 5% return                           1,000.00              1,018.40                       6.87            1.35
Class C -- actual return                               1,000.00              1,001.46                       7.47            1.48
Class C -- assumed 5% return                           1,000.00              1,017.74                       7.53            1.48
Class F -- actual return                               1,000.00              1,005.17                       3.69             .73
Class F -- assumed 5% return                           1,000.00              1,021.53                       3.72             .73
Class R-5 -- actual return                             1,000.00              1,006.68                       2.17             .43
Class R-5 -- assumed 5% return                         1,000.00              1,023.04                       2.19             .43

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                          YEAR FIRST
                                             ELECTED
                                          A DIRECTOR
NAME AND AGE                          OF THE FUND(1)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador Richard G.                           1999          Corporate director and author; former U.S.
Capen, Jr., 70                                                Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 71                       1979          Private investor; former President and CEO, The
                                                              Mission Group (non-utility holding company,
                                                              subsidiary of Southern California Edison Company)

Diane C. Creel, 55                              1994          Chairman of the Board and CEO, Ecovation, Inc.
                                                              (organic waste management)

Martin Fenton, 69                               1989          Chairman of the Board and CEO, Senior Resource
                                                              Group LLC (development and management of senior
                                                              living communities)

Leonard R. Fuller, 58                           1994          President and CEO, Fuller Consulting (financial
                                                              management consulting firm)

Richard G. Newman, 69                           1991          Chairman of the Board and CEO, AECOM Technology
                                                              Corporation (engineering, consulting and
                                                              professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba
                                                              McDonald's Restaurants (McDonald's licensee)


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest
                                                              Water Company; Valero L.P.

Diane C. Creel, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne
                                                              Technologies

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Richard G. Newman, 69                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


"INTERESTED" DIRECTORS4

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 55                          1986          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director,
                                                              The Capital Group Companies, Inc.(5)

Abner D. Goldstine, 74                          1979          Senior Vice President and Director,
Vice Chairman of the Board                                    Capital Research and Management Company

Neil L. Langberg, 51                            1985          Vice President -- Investment Management Group
President                                                     Capital Research and Management Company


"INTERESTED" DIRECTORS4

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Paul G. Haaga, Jr., 55                           17           None
Chairman of the Board

Abner D. Goldstine, 74                           12           None
Vice Chairman of the Board

Neil L. Langberg, 51                              1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

Brenda S. Ellerin, 41                           1999          Senior Vice President, Capital Research Company(5)
Senior Vice President

David A. Hoag, 39                               1999          Senior Vice President, Capital Research Company(5)
Senior Vice President

Kristine M. Nishiyama, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management
                                                              Company

Julie F. Williams, 56                           1982          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 36                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management
                                                              Company

Susi M. Silverman, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of The Tax-Exempt Bond Fund of America's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

The Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
>  The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-965-1004P

Litho in USA BBC/CG/8068-S1920

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $48,000
                                    2004             $54,000
b) Audit- Related Fees:
                                    2003             none
2004     $7,000
c)       Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns.
d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             none
                                    2004             none
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $5,000 for fiscal year 2003 and $12,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable.

ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS(r)]



THE TAX-EXEMPT BOND FUND OF AMERICA
Investment portfolio
August 31, 2004

                                                                                         Principal amount     Market value
BONDS AND NOTES -- 93.38%                                                                           (000)            (000)

ALABAMA -- 0.57%
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2000,
     5.75% 2020                                                                                  $  2,000         $  1,929
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2001,
     5.50% 2021                                                                                     3,000            2,772
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, 5.00% 2013                                  1,000            1,055
Special Care Fac. Fncg. Auth. of the City of Huntsville -- Carlton Cove,
     Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001,
     8.125% 2031                                                                                    6,250            3,750
Jefferson County, Sewer Rev. Capital Improvement Warrants, Series 1999-A, FGIC
     insured, 5.125% 2029 (preref. 2009)                                                            2,865            3,174
Health Care Auth. of Lauderdale County and the City of Florence, Coffee Health
     Group, Series 2000-A Bonds, MBIA insured, 5.50% 2009                                           1,150            1,286
Public School and College Auth., Capital Improvement Pool Bonds, Series 2001-A,
     5.625% 2015                                                                                    5,255            5,911
                                                                                                                    19,877

ALASKA -- 1.22%
Municipality of Anchorage, G.O. Ref. General Purpose Bonds, Series 1995-B, FGIC
     insured, 6.00% 2012                                                                            2,895            3,430
Municipality of Anchorage, Municipal Light & Power, Senior Lien Ref. Electric
     Rev. Bonds, Series 1996, MBIA insured, 6.50% 2014                                              5,000            6,217
Housing Fin. Corp., Rev. Bonds, Series 1998-A1, 5.30% 2017                                          5,380            5,597
North Slope Borough, G.O. Bonds, Series 1997-A, MBIA insured, 0% 2008                              10,935            9,833
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 5.80% 2012                                                                        3,385            3,383
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                      12,850           11,344
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 6.20% 2022                                                                        1,840            1,755
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured,
     4.00% 2011                                                                                     1,000            1,035
                                                                                                                    42,594

ARIZONA -- 0.95%
Health Facs. Auth., Rev. Bonds (Catholic Healthcare West), Series 1999-A,
     6.125% 2009                                                                                    2,485            2,666
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds
     (Catholic Healthcare West Project), Series 1998-A, 5.25% 2006                                  2,850            2,984
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds
     (Catholic Healthcare West Project), Series 1998-A, 5.00% 2016                                  1,000            1,024
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
     Series 2002, 3.00% 2005                                                                        5,000            5,093
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev.
     Bonds (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011                    3,000            3,305
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds (Charter
     Schools Project), Series 2002-E, 7.25% 2031                                                    4,520            4,769
Salt River Project Agricultural Improvement and Power Dist., Electric System
     Rev. Ref. Bonds, Series 2004-A, 5.00% 2016                                                     5,975            6,536
Water Infrastructure Fin. Auth. of Arizona Water Quality Rev. Ref. Bonds,
     Series 2004-A, 5.00% 2012                                                                      4,025            4,510
Water Infrastructure Fin. Auth. of Arizona Water Quality Rev. Ref. Bonds,
     Series 2004-A, 5.00% 2013                                                                      2,000            2,241
                                                                                                                    33,128

CALIFORNIA -- 5.61%
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
     Series B, 5.85% 2015                                                                           1,415            1,513
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
     Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments),
     Series 2000-A, 5.30% 2008                                                                      1,000            1,068
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 5.50% 2007                                                                               835              866
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 5.75% 2017                                                                             1,500            1,481
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
     1997-A, 6.20% 2027                                                                             1,675            1,627
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013                          5,300            5,370
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.00% 2022                                                 1,750            1,807
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.125% 2032                                                1,000            1,017
Bonita Canyon Public Facs. Fncg. Auth., Community Facs. Dist. No. 98-1, Special
     Tax Bonds, Series 1998, 5.375% 2028                                                            2,500            2,503
Cerritos Public Fncg. Auth., 2002 Tax Allocation Rev. Bonds (Cerritos Redev.
     Projects), Series A, AMBAC insured, 5.00% 2017                                                 2,880            3,186
Economic Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                     3,000            3,283
Educational Facs. Auth., Rev. Bonds, Stanford University, Series N, 5.35% 2027                      3,000            3,088
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
     Special Tax Bonds, Series 1999, 6.125% 2016                                                      975            1,030
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999,
     7.00% 2024                                                                                     2,000            2,151
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015                                                                        1,000            1,076
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030                                                                       1,000            1,051
City of Fontana, Community Facs. Dist. No. 22 (Sierra Hills South), Special Tax
     Bonds, Series 2004, 6.00% 2034                                                                 1,000            1,008
Various Purpose G.O. Bonds 5.25% 2018                                                               8,000            8,700
G.O. Bonds, 6.00% 2019                                                                              5,000            5,941
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1, 6.25% 2033                                                              9,000            8,404
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H,
     4.45% 2026 (put 2011)                                                                          5,100            5,187
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-C4, Class I,
     5.10% 2007                                                                                        65               66
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-C4, Class I,
     5.20% 2009                                                                                        45               46
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement
     Bonds, Group Two, 5.60% 2022                                                                   1,715            1,770
City of Irvine, Assessment Dist. No. 03-19, Limited Obligation Improvement
     Bonds, Group Two, 5.50% 2029                                                                   3,000            3,008
Joint Powers Health Fncg. Auth., Cert. of Part. (Community Hospitals of Central
     California Project), Series 2001, 5.00% 2011                                                   1,115            1,169
City of La Verne, Rev. Cert. of Part. (Brethren Hillcrest Homes), Series
     2003-B, 6.625% 2025                                                                            1,250            1,273
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax
     Bonds, Series 2003, 6.00% 2033                                                                 1,000            1,025
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2003-A, 6.125% 2033                                                  2,000            2,021
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
     Project), Series 1995-A, 6.10% 2010 (preref. 2005)                                             4,000            4,230
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
     Project), Series 1995-A, 6.125% 2015 (preref. 2005)                                            5,000            5,288
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
     Project), Series 1995-A, 6.125% 2023 (preref. 2005)                                           12,500           13,220
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
     Project), Series 1995-A, MBIA insured, 6.125% 2023 (preref. 2005)                              2,000            2,115
Long Beach Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific
     Project), Series 2001, AMBAC insured, 5.50% 2015                                               2,150            2,431
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part. (Marina del
     Rey), Series 1993-A, 6.50% 2008                                                                3,915            3,999
County of Los Angeles, Los Angeles Community College Dist., G.O. Bonds, 2001
     Election, Series A, 5.50% 2016                                                                10,500           11,794
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2003-A, 5.55% 2033                                                   2,000            2,007
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2018                                                7,820            8,539
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.25% 2013                                                           2,000            2,204
Regents of the University of California (The), Various University of California
     Projects, Series 1993-A, 5.50% 2021                                                            2,000            2,025
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special
     Tax Bonds, Series 1999, 6.00% 2011                                                             3,075            3,423
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special
     Tax Bonds, Series 1999, 6.30% 2025                                                             2,750            2,928
City of Roseville, North Central Roseville Community Facs. Dist. No. 1, Special
     Tax Ref. Bonds, Series 1999, 5.30% 2007                                                        2,665            2,826
City of Roseville, North Central Roseville Community Facs. Dist. No. 1, Special
     Tax Ref. Bonds, Series 1999, 5.80% 2017                                                        3,245            3,431
City of Roseville, Woodcreek West Community Facs. Dist. No. 1, Special Tax
     Bonds, Series 1999, 6.50% 2015                                                                 1,465            1,575
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.375% 2010                                                        500              521
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter &
     Gamble Project), Series 1995, 6.375% 2010 (preref. 2005)                                         500              531
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2, Special Tax Ref. Bonds (Elliott Ranch),
     6.30% 2021                                                                                       500              522
County of San Bernardino Housing Auth., Multi-family Housing Rev. Ref. Bonds
     (Equity Residential/Redlands Lawn and Tennis Apartments), Issue 1999-A,
     5.20% 2029 (put 2009)                                                                          1,500            1,609
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.25% 2012                                                                    995            1,034
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project),
     Series 2002-D, AMBAC insured, 5.00% 2039 (put 2006)                                            5,000            5,281
San Marcos Public Facs. Auth., Rev. Ref. Bonds, Series 1998, 5.80% 2027                             3,000            3,146
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
     Special Tax Bonds, Series 1999, 6.10% 2014                                                     1,195            1,280
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-A, 7.30% 2007
     (preref. 2004)                                                                                 3,000            3,015
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-B, 7.30% 2007
     (preref. 2004)                                                                                 1,905            1,915
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redevelopment Project Area No. 1), Series 2003-B, 5.125% 2009                     2,000            2,081
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A3, 5.10% 2025 (put 2010)                              4,000            4,233
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity
     Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                           1,500            1,609
City of Temecula, Public Fncg. Auth., Community Facs. Dist. No. 03-03 (Wolf
     Creek), Special Tax Bonds, Series 2003, 5.90% 2034                                             1,625            1,637
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2014                          1,300            1,352
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2009                        1,000            1,115
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2014                        3,000            3,462
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                        5,550            6,260
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.375% 2022                       3,000            3,200
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, FSA insured,
     5.25% 2011                                                                                     4,000            4,488
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2015                                                                                     2,000            2,250
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2016                                                                                     1,000            1,122
City of West Sacramento, Community Facs. Dist. No. 16 (Bridgeway Lakes), Special
     Tax Bonds, 6.00% 2033                                                                          1,000            1,018
                                                                                                                   196,451

COLORADO -- 3.24%
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
     Project), 6.90% 2015 (preref. 2005)                                                            2,500            2,709
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
     Project), 6.95% 2020 (preref. 2005)                                                           17,500           18,969
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
     Project), Senior Capital Appreciation Bonds, Series 2000-B, 0% 2034                            7,500              828
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A, XLCA insured,
     5.00% 2016                                                                                     6,925            7,470
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A, XLCA insured,
     5.00% 2017                                                                                     5,000            5,361
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999,
     6.70% 2019                                                                                     3,400            3,636
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.20% 2012                                                               1,000            1,010
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.40% 2017                                                               2,000            2,004
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.45% 2021                                                               3,175            3,144
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.35% 2014 (preref. 2005)                                                  885              925
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.63% 2039 (preref. 2005)                                                2,000            2,092
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2000, 6.60% 2016                                            5,250            5,876
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2002, 5.90% 2027                                            3,670            3,801
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2004-B, 3.75% 2034 (preref. 2009)                           1,250            1,257
Health Facs. Auth., Hospital Rev. Bonds (Catholic Health Initiatives), Series
     2001, 5.375% 2010                                                                              1,500            1,670
Health Facs. Auth., Hospital Rev. Bonds (Catholic Health Initiatives), Series
     2001, 5.50% 2014                                                                               3,000            3,280
Health Facs. Auth., Hospital Rev. Bonds (Catholic Health Initiatives), Series
     2001, 5.50% 2015                                                                               4,250            4,618
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A,
     5.00% 2009                                                                                     1,000            1,086
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     1995, 6.75% 2025                                                                               4,160            4,288
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     2002-B, 6.125% 2033                                                                            9,000            9,235
Health Facs. Auth., Hospital Rev. Bonds (PorterCare Adventist Health System
     Project), Series 2001, 6.50% 2031                                                              3,800            4,152
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
     Series 1997-A3, 7.00% 2016                                                                       270              271
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
     Series 1997-C3, 6.75% 2017                                                                       170              171
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
     Series 1998-D3, 6.125% 2023                                                                    1,455            1,492
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
     Series 1998-B3, 6.55% 2025                                                                     1,555            1,568
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
     Series 1997-B3, 6.80% 2028                                                                       130              131
Metropolitan Football Stadium Dist., Capital Appreciation Sales Tax Rev. Bonds,
     Series 1999-A, MBIA insured, 0% 2011                                                           2,600            2,061
Metropolitan Football Stadium Dist., Capital Appreciation Sales Tax Rev. Bonds,
     Series 1999-A, MBIA insured, 0% 2012                                                           4,700            3,534
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,
     Limited Tax G.O. Bonds, Series 2001, 7.25% 2031                                                3,775            3,806
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds (Rampart
     Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                               5,415            5,634
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds, Series
     2001, 7.50% 2031                                                                               7,310            7,514
                                                                                                                   113,593

CONNECTICUT -- 0.66%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and Power
     Co. Project), Series 1993-A, 5.85% 2028                                                        5,025            5,279
G.O. Bonds, Series 2001-B, 5.375% 2016 (preref. 2011)                                               1,900            2,145
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.375%
     2004 (escrowed to maturity)(1)                                                                 1,985            1,985
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.50%
     2005 (escrowed to maturity)(1)                                                                 1,490            1,565
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
     2011(1)                                                                                        2,025            2,172
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
     2011 (preref. 2007)(1)                                                                         2,470            2,765
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 5.375% 2011                                                    1,000            1,091
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.00% 2016                                                     1,000            1,088
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2021                                                     3,000            3,260
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2031                                                     1,500            1,585
                                                                                                                    22,935

DISTRICT OF COLUMBIA -- 0.48%
Cert. of Part., Series 2002, Lease Rev. Bonds, AMBAC insured, 5.25% 2013                            1,000            1,103
G.O. Ref. Bonds, Series 1993-A, AMBAC insured, 5.875% 2005 (escrowed to maturity)                   2,125            2,195
G.O. Ref. Bonds, Series 1993-B1, AMBAC insured, 5.50% 2009                                          1,500            1,681
G.O. Ref. Bonds, Series 2002-C, XLCA insured, 5.25% 2013                                            1,000            1,109
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA insured,
     5.50% 2016                                                                                     1,000            1,110
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-B, 6.625%
     2031 (preref. 2005)                                                                            4,000            4,094
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-D, 6.875%
     2031 (preref. 2007)                                                                            5,000            5,567
                                                                                                                    16,859

FLORIDA -- 5.71%
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County), Special
     Assessment Rev. Bonds, Series 1998, 5.75% 2006                                                   145              145
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County), Special
     Assessment Rev. Bonds, Series 2000, 6.50% 2007                                                    60               60
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County), Special
     Assessment Rev. Bonds, Series 1996, 7.60% 2018                                                   825              852
Bay County, Pollution Control Rev. Ref. Bonds (International Paper), Series
     1998-A, 5.10% 2012                                                                             3,500            3,719
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.00% 2014                                            745              779
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.25% 2033                                            735              780
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- The Glenridge on Palmer Ranch Project),
     Series 2002-A, 8.00% 2032                                                                     12,485           12,830
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds, Series
     1998-B, 5.70% 2005                                                                             1,175            1,174
Concorde Estates Community Dev. Dist. (Osceola County), Capital Improvement Rev.
     Bonds, Series 2004-B, 5.00% 2011                                                               1,300            1,305
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 1995, 8.25% 2016 (preref. 2005)                                    925              984
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 2000-C, 7.10% 2030                                               8,145            8,731
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2012                                                                      1,000            1,106
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2013                                                                      4,000            4,428
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2003-B,
     5.00% 2007                                                                                       865              873
Fishhawk Community Dev. Dist. (Hillsborough County), Special Assessment Rev.
     Bonds, Series 2000, 6.65% 2007                                                                    90               91
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000-B
     (Long Term), 7.375% 2031                                                                       2,940            3,159
Gateway Services Community Dev. Dist., Special Assessment Bonds (Stoneybrook
     Project), Series 2003, 5.50% 2008                                                              1,500            1,529
Gateway Services Community Dev. Dist., Special Assessment Bonds (Sun City
     Center Fort Myers Project), Series 2003-B, 5.50% 2010                                          4,715            4,775
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special
     Assessment Bonds, Series 2003, 5.20% 2007                                                      1,065            1,070
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special
     Assessment Bonds, Series 2002, 6.125% 2007                                                     1,400            1,407
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-B, 6.25% 2009                                                            700              706
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-A, 7.00% 2033                                                            990            1,054
The Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds,
     Series 2000-B, 7.625% 2008                                                                       680              653
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2001-B, 6.35% 2010                                                               1,295            1,317
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2002, 6.75% 2034                                                                 3,500            3,747
Harbour Lake Estates Community Dev. Dist. (Miramar), Special Assessment Bonds,
     Series 2001, 6.40% 2006                                                                          790              791
Heritage Harbour Community Dev. Dist. (Manatee County), Special Assessment Rev.
     Bonds, Series 1997-B, 6.00% 2006                                                                 400              401
Heritage Harbour South Community Dev. Dist. (Manatee County), Capital
     Improvement Rev. Bonds, Series 2002-B, 5.40% 2008                                              1,840            1,858
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                        350              351
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev.
     Bonds, Series 1998, 5.40% 2006                                                                   755              757
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev.
     Bonds, Series 1999, 6.25% 2004                                                                 1,350            1,350
Heritage Pines Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 1998-B, 5.50% 2005                                                                 675              674
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010                                     1,055            1,143
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2011                                     1,205            1,303
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2012                                     2,000            2,147
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2012                                           1,000            1,066
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.25% 2015                                           3,500            3,696
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2018                                           2,500            2,541
Jacksonville Electric Auth., St. Johns River Power Park System, Rev. Ref.
     Bonds, Issue Two, Series Seventeen, 5.00% 2015                                                 4,000            4,317
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2003-B, 5.40% 2008                                              2,730            2,749
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-B, 6.40% 2011                                              2,080            2,112
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2003-A, 6.50% 2032                                              2,210            2,257
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-A, 7.40% 2032                                                925              992
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special
     Assessment Rev. Bonds, Series 2000-B, 7.00% 2010                                               2,035            2,064
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment Rev.
     Bonds, Series 2003, 5.30% 2007                                                                 1,000            1,008
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Cypress Cove at
     Healthpark Florida, Inc. Project), Series 1997-A, 5.80% 2006                                   1,005            1,038
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Cypress Cove at
     Healthpark Florida, Inc. Project), Series 1997-A, 6.25% 2017                                   5,550            5,627
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.25% 2006                                                                             1,150            1,206
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2010                                                                             1,500            1,608
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2012                                                                             1,360            1,446
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2013                                                                             1,840            1,940
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2014                                                                               500              523
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2015                                                                             1,900            1,980
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2021                                                                             1,550            1,555
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2029                                                                             7,750            7,448
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment
     Bonds, Series 2000-B, 6.75% 2007                                                                 185              186
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment
     Bonds, Series 2002, 6.625% 2032                                                                3,570            3,730
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment
     Bonds, Series 2000-A, 7.65% 2032                                                               3,920            4,293
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2003-B, 5.25% 2007                                                            870             874
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2004-1, 4.80% 2009                                                          1,000              997
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2003-A, 6.40% 2034                                                          2,000            2,064
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Ref. Bonds, Series 2004, 4.60% 2018                                                       1,500            1,475
Meadow Pointe IV Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 2003-B, 5.125% 2007                                                              2,000            2,013
Miami-Dade County Health Facs. Auth., Hospital Rev. Ref. Bonds (Miami
     Children's Hospital Project), Series 2001-A, AMBAC insured, 5.625% 2016                        5,495            6,111
Mid-Bay Bridge Auth., Rev. Bonds, Series 1993-D, 6.10% 2022 (escrowed to
     maturity)                                                                                        105              125
Mid-Bay Bridge Auth., Rev. Bonds, Series 1993-D, 6.10% 2022                                           395              409
Midtown Miami Community Dev. Dist. (Miami-Dade County), Special Assessment and
     Rev. Bonds (Parking Garage Project), Series 2004-A, 6.25% 2037                                 5,000            5,121
Midtown Miami Community Dev. Dist. (Miami-Dade County), Special Assessment Bonds
     (Infrastructure Project), Series 2004-B, 6.50% 2037                                            1,000            1,029
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 6.80% 2006 (escrowed to
     maturity)                                                                                        430              459
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 7.30% 2027 (preref. 2006)                           1,500            1,679
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                              765              808
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9B, Series 1999,  5.90% 2019                                           1,085            1,127
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9B, Series 1999, 6.00% 2029                                            1,100            1,119
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange
     Project), Series 1998-A, 5.50% 2010                                                            1,000            1,010
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange
     Project), Series 1998-A, 5.80% 2026                                                            1,000            1,003
Orlando Utilities Commission, Utility System Rev. Ref. Bonds, Series 2004,
     5.25% 2009                                                                                     3,500            3,899
Orlando Utilities Commission, Water and Electric Rev. Ref. Bonds, Series 2001,
     5.25% 2014                                                                                     4,135            4,703
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds
     (Adult Communities Total Services, Inc. Obligated Group), Series 1996,
     5.625% 2020                                                                                    2,750            2,814
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev.
     Bonds, Series 2002, 7.25% 2033                                                                 1,500            1,573
Sampson Creek Community Dev. Dist. (St. Johns County), Capital Improvement Rev.
     Bonds, Series 2000-A, 6.95% 2031                                                               2,660            2,804
School Board of Miami-Dade County, Cert. of Part., Series 2003-C, MBIA insured,
     5.00% 2027 (put 2008)                                                                          2,200            2,390
School Dist. of Palm Beach County, G.O. Ref. Bonds, Series 2002, MBIA insured,
     5.00% 2005                                                                                     3,000            3,097
South-Dade Venture Community Dev. Dist. (Homestead), Special Assessment Rev.
     Bonds, Series 2002, 6.90% 2033                                                                 1,975            2,103
City of St. Cloud, Stevens Plantation Community Dev. Dist., Special Assessment
     Rev. Bonds, Series 2003-B, 6.375% 2013                                                         3,945            4,005
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
     Special Assessment Rev. Bonds, Series 2000-B, 6.45% 2010                                         685              696
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
     Special Assessment Rev. Bonds, Series 2000-A, 7.00% 2032                                       1,775            1,876
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.25% 2013                                                                   900              914
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.875% 2023                                                                1,000            1,037
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.95% 2033                                                                 1,000            1,035
University Place Community Dev. Dist. (Manatee County), Series 2001-B, 6.10%
     2007                                                                                             870              873
University Place Community Dev. Dist. (Manatee County), Series 2001-A, 7.00%
     2032                                                                                             970            1,028
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
     Bonds, Series 2001-A, 6.95% 2033                                                               3,945            4,191
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
     Bonds, Series 2004, 6.25% 2034                                                                 2,250            2,289
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-B, 5.95% 2012                                                                      3,195            3,241
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-A, 6.75% 2034                                                                      1,000            1,050
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev.
     Bonds, Series 2003-B, 5.00% 2008                                                               1,955            1,964
Vista Lakes Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
     Bonds, Series 2002-B, 5.80% 2008                                                                 615              619
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds,
     Series 2001-B, 6.25% 2010                                                                        490              495
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds,
     Series 2001-A, 6.95% 2031                                                                        485              513
                                                                                                                   200,063

GEORGIA -- 1.77%
City of Atlanta, Airport Facs. Rev. Ref. Bonds, Series 1994-A, AMBAC insured,
     6.50% 2009                                                                                     1,000            1,159
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.75% 2014                                                                                     3,000            3,134
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.90% 2024                                                                                    10,000           10,501
City of Atlanta, Water and Wastewater Rev. Bonds, Series 1999-A, FGIC insured,
     5.50% 2022                                                                                     8,500            9,794
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds
     (The Park at Briarcliff Apartments Project), Series 1998-A, 4.55% 2028
     (put 2008)                                                                                     5,985            6,291
G.O. Bonds, Series 2002-B, 4.50% 2005                                                               2,500            2,552
G.O. Ref. Bonds, Series 1998-E, 5.00% 2005                                                          3,505            3,559
G.O. Bonds, Series 2001-B, 5.25% 2016                                                               8,000            8,839
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.00% 2014                                                       2,000            2,060
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.00% 2015                                                       1,000            1,026
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.625% 2030                                                      5,000            5,138
Municipal Electric Auth., General Power Rev. Bonds, Series X, 6.50% 2012                            1,215            1,402
Municipal Electric Auth., Project One Senior Bond, Fourth Crossover Series,
     MBIA insured, 6.50% 2012                                                                       5,700            6,607
                                                                                                                    62,062

HAWAII -- 0.31%
G.O. Bonds of 1997, Series CN, FGIC insured, 5.25% 2013                                             3,000            3,277
City and County of Honolulu, G.O. Bonds, Ref. and Improvement, Series 1993-B,
     5.00% 2013                                                                                     1,370            1,521
City and County of Honolulu, G.O. Bonds, Ref. and Improvement, Series 1993-B,
     5.00% 2013 (escrowed to maturity)                                                                630              706
City and County of Honolulu, G.O. Bonds, Series 2001-A, FSA insured, 5.375%
     2012 (preref. 2011)                                                                            2,000            2,278
City and County of Honolulu, Wastewater System Rev. Bonds (First Bond
     Resolution), Senior Series 2001, AMBAC insured, 5.50% 2015                                     1,875            2,108
City and County of Honolulu, Wastewater System Rev. Bonds (First Bond
     Resolution), Senior Series 2001, AMBAC insured, 5.50% 2016                                     1,000            1,121
                                                                                                                    11,011

ILLINOIS -- 9.13%
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of June
     2001, 5.50% 2016                                                                               7,470            8,361
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of June
     2001, 5.50% 2017                                                                               8,000            8,954
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of March
     2001, 5.50% 2016                                                                               3,000            3,358
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of
     September 2001, 5.375% 2015                                                                    2,500            2,783
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of
     September 2001, 5.375% 2016                                                                    1,500            1,665
Central Lake County, Joint Action Water Agcy., Water Rev. Ref. Bonds, Series
     2003, AMBAC insured, 5.25% 2015                                                                5,095            5,638
City of Chicago, G.O. Bonds (Emergency Telephone System), Ref. Series 1999,
     FGIC insured, 5.25% 2020                                                                       2,000            2,254
City of Chicago, O'Hare International Airport, General Airport Rev. Ref. Bonds,
     Series 1993-A, MBIA insured, 5.00% 2012                                                        5,815            6,414
City of Chicago, O'Hare International Airport, Passenger Fac. Charge Rev. Bonds,
     Series 1996-A, AMBAC insured, 5.60% 2010                                                       2,000            2,130
     City of Chicago, O'Hare International Airport, Special Facs. Rev. Ref.
     Bonds (United Air Lines, Inc. Project), Series 1999-A, 5.35% 2016(2)                           3,685              608
City of Chicago, School Reform Board of Trustees of the Board of Education,
     Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 1997-A, AMBAC
     insured, 0% 2011                                                                               2,745            2,098
City of Chicago, School Reform Board of Trustees of the Board of Education,
     Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 1997, AMBAC insured,
     6.75% 2012                                                                                     1,000            1,235
City of Chicago, School Reform Board of Trustees of the Board of Education,
     Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 1997-A, AMBAC
     insured, 0% 2014                                                                               7,085            4,595
City of Chicago, School Reform Board of Trustees of the Board of Education,
     Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 1998-B, FGIC
     insured, 0% 2014                                                                               2,000            1,296
City of Chicago, School Reform Board of Trustees of the Board of Education,
     Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 1997-A, AMBAC
     insured, 0% 2015                                                                               3,245            1,989
City of Chicago, Tax Increment Allocation Bonds (Central Loop Redev. Project),
     Capital Appreciation Bonds, Series 2000-A, AMBAC insured, 0% 2007                              7,000            6,460
City of Chicago, Tax Increment Allocation Bonds (Central Loop Redev. Project),
     Capital Appreciation Bonds, Series 2000-A, AMBAC insured, 0% 2008                              7,000            6,204
City of Chicago, Water Rev. Bonds, Series 1997, FGIC insured, 0% 2014                               3,500            2,278
Metropolitan Water Reclamation Dist. of Greater Chicago, Cook County, G.O.
     Capital Improvement Bonds, Series of March 1993, 5.25% 2004                                    5,000            5,049
Metropolitan Water Reclamation Dist. of Greater Chicago, Cook County, G.O. Ref.
     Bonds, Series of March 1993, 5.30% 2005                                                        5,325            5,570
Metropolitan Water Reclamation Dist. of Greater Chicago, Cook County, G.O. Ref.
     Bonds, Series of March 1993, 5.50% 2010                                                        2,275            2,601
Metropolitan Water Reclamation Dist. of Greater Chicago, G.O. Capital
     Improvement Bonds, Limited Tax Series D of December 2002, 5.00% 2012                           2,650            2,947
Civic Center Bonds (Special State Obligation Bonds), Series 1991, AMBAC insured,
     6.25% 2020                                                                                     6,500            8,010
County of Cook, G.O. Capital Improvement Bonds, Series 1996, FGIC insured,
     6.50% 2011                                                                                     4,000            4,817
Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will
     Counties, G.O. Bonds, Series 1994-D, FGIC insured, 7.75% 2019                                  4,500            6,132
Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will
     Counties, G.O. Bonds, Series 2002-B, FGIC insured, 5.375% 2014                                 4,000            4,520
Township High School Dist. Number 205, Cook County (Thornton), G.O. Limited
     Capital Appreciation Bonds, Series 1998-D, FSA insured, 0% 2008                                4,730            4,193
Dev. Fin. Auth., Rev. Bonds (Provena Health), Series 1998-A, MBIA insured,
     5.50% 2010                                                                                     5,120            5,723
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust),
     5.50% 2016                                                                                     7,165            7,985
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust),
     5.50% 2017                                                                                     2,885            3,205
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
     Natural History, Series 2002, 4.45% 2036 (put 2014)                                            1,000            1,020
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
     Natural History, Series 2002, 4.60% 2036 (put 2015)                                            6,000            6,150
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
     Natural History, Series 2002, 4.75% 2036 (put 2016)                                            2,000            2,059
Educational Facs. Auth., Adjustable Rate Rev. Bonds, The University of Chicago,
     Series 2001B-1, 3.45% 2036                                                                     2,500            2,552
Educational Facs. Auth., Rev. Bonds, Loyola University of Chicago, Series
     2003-A, 5.00% 2026                                                                             5,000            5,055
Educational Facs. Auth., Rev. Bonds, MJH Education Assistance Illinois III LLC,
     Series 1999-D, AMBAC insured, 5.45% 2014                                                       1,500            1,500
Educational Facs. Auth., Rev. Bonds, Northwestern University, Series 2003,
     5.00% 2017                                                                                     3,255            3,511
Educational Facs. Auth., Rev. Ref. Bonds, The Art Institute of Chicago, Series
     2003-A, 5.375% 2018                                                                            1,000            1,070
Educational Facs. Auth., Rev. Ref. Bonds, The Art Institute of Chicago, Series
     2003-A, 5.375% 2023                                                                            1,500            1,577
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.00% 2022                                1,250            1,300
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2030                                7,000            7,282
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2034                                4,500            4,621
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.625% 2017                               3,860            4,246
Fin. Auth., Rev. Ref. Bonds (Fairview Obligated Group), Series 2004-A, 6.125%
     2027                                                                                           2,000            1,976
Health Facs. Auth., Rev. Ref. Bonds (Fairview Obligated Group Project), Series
     1995-A, 6.50% 2006                                                                               770              835
Health Facs. Auth., Rev. Ref. Bonds (Fairview Obligated Group Project), Series
     1995-A, 7.40% 2023                                                                             3,000            3,361
G.O. Bonds, Illinois FIRST, Series of May 2001, FSA insured, 5.50% 2016                             2,000            2,309
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     4.50% 2009                                                                                       840              888
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     4.625% 2010                                                                                    1,310            1,379
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     5.00% 2007                                                                                       700              749
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     5.00% 2008                                                                                       810              873
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-B,
     4.875% 2013                                                                                    2,130            2,216
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000,
     6.125% 2011                                                                                    2,835            3,217
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000,
     6.25% 2012                                                                                     4,425            5,000
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.50% 2008                                                                             1,000            1,092
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.80% 2016                                                                             8,000            8,474
Health Facs. Auth., Rev. Ref. Bonds (Lutheran General Health), Series 1993-C,
     6.00% 2018                                                                                     2,705            3,089
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     4.50% 2009 (preref. 2008)                                                                      1,090            1,184
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     4.625% 2010 (preref. 2008)                                                                     1,690            1,844
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-B,
     4.875% 2013 (preref. 2008)                                                                       330              363
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-B,
     MBIA insured, 5.25% 2018 (preref. 2008)                                                          385              429
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     5.00% 2007 (escrowed to maturity)                                                                920              996
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
     5.00% 2008 (escrowed to maturity)                                                              1,060            1,162
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-B,
     MBIA insured, 5.25% 2018                                                                       2,115            2,260
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999,
     FSA insured, 5.00% 2008                                                                        1,230            1,328
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999,
     FSA insured, 5.125% 2028                                                                       2,000            2,034
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999,
     FSA insured, 5.25% 2012                                                                        6,960            7,639
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.20% 2012                    2,200            2,293
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2013                    2,430            2,520
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018                    5,050            5,112
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2008                    1,640            1,765
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2009                    2,290            2,468
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2010                    2,440            2,609
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     2001, 5.875% 2031                                                                              3,500            3,505
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     2002-B, 6.125% 2028                                                                            1,000            1,022
Health Facs. Auth., Rev. Bonds (Edward Hospital Obligated Group), Series 2001-A,
     FSA insured, 5.50% 2012                                                                        2,545            2,856
Health Facs. Auth., Rev. Bonds (Edward Hospital Obligated Group), Series 2001-A,
     FSA insured, 5.50% 2017                                                                        1,500            1,638
Health Facs. Auth., Rev. Bonds (Evangelical  Hospitals Corp.), Series 1992-C,
     6.25% 2022 (escrowed to maturity)                                                              4,000           4,864
Health Facs. Auth., Rev. Bonds (Friendship Village of Schaumburg), Series
     1997-A, 5.25% 2018                                                                             4,675            4,500
Health Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. -- Obligated
     Group), Series 1998-A, MBIA insured, 5.25% 2008                                                4,000            4,371
Health Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. -- Obligated
     Group), Series 1998-A, MBIA insured, 5.375% 2013                                               1,785            1,961
Health Facs. Auth., Rev. Bonds (Lutheran Senior Ministries Obligated Group --
     Lutheran Hillside Village Project), Series 2001-A, 7.375% 2031                                 1,500            1,501
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 6.25% 2019                     4,500            4,819
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00%
     2007                                                                                           1,070            1,141
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25%
     2008                                                                                           1,745            1,893
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25%
     2009                                                                                           2,500            2,731
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25%
     2011                                                                                           2,295            2,513
Health Facs. Auth., Rev. Bonds (Riverside Health System), Series 2000, 6.85%
     2029 (preref. 2010)                                                                            2,500            3,047
Health Facs. Auth., Rev. Bonds (Riverside Health System), Series 2002, 5.75%
     2022                                                                                           5,000            5,166
Health Facs. Auth., Rev. Bonds (Sherman Health Systems), Series 1997, AMBAC
     insured, 5.50% 2010                                                                            2,595            2,838
Health Facs. Auth., Rev. Bonds (The Children's Memorial Hospital),
     Series 1999-A, AMBAC insured, 5.75% 2010 (preref. 2009)                                        1,835            2,107
Health Facs. Auth., Rev. Bonds (The Children's Memorial Hospital),
     Series 1999-A, AMBAC insured, 5.75% 2011 (preref. 2009)                                        1,690            1,941
Health Facs. Auth., Rev. Ref. Bonds (Edward Hospital Project), Series 1993-A,
     5.75%  2009                                                                                    1,325            1,356
Health Facs. Auth., Rev. Ref. Bonds (Edward Hospital Project), Series 1993-A,
     6.00% 2019                                                                                     1,435            1,469
Housing Dev. Auth., Multi-family Housing Bonds, Series 1992-A, 7.00% 2010                           1,235            1,238
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Ref.
     Bonds, Series 2002-B, MBIA insured, 5.25% 2011                                                 2,000            2,247
Board of Trustees of the University of Illinois, Auxiliary Facs. System Rev.
     Ref. Bonds, Series 2001-A, AMBAC insured, 5.50% 2021                                           2,670            3,080
Board of Trustees of the University of Illinois, Cert. of Part. (Utility
     Infrastructure Projects), Series 2001-A, AMBAC insured, 5.375% 2015
     (preref. 2011)                                                                                 3,530            4,018
Community Unit School Dist. Number 308, Kendall, Kane and Will Counties, G.O.
     School Bonds, Series 2002-B, FGIC insured, 5.25% 2015                                          2,775            3,077
Community Unit School Dist. Number 365-U, Will County (Valley View), G.O.
     Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2017                           2,000            1,101
Village of Schaumburg, Cook and DuPage Counties, G.O. Bonds, Series 2004-B,
     FGIC insured, 5.00% 2038                                                                       5,000            5,054
                                                                                                                   319,533

INDIANA -- 2.82%
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC insured,
     5.00% 2010                                                                                     1,255            1,384
Dev. Fin. Auth., Exempt Facs. Rev. Ref. Bonds (Inland Steel Co. Project No. 15),
     Series 1997-A, 5.75% 2011                                                                      4,000            3,646
Educational Facs. Auth., Educational Facs. Rev. Bonds (University of Evansville
     Project), Series 1996, 5.25% 2005                                                              1,000            1,011
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
     1999-D, 5.25% 2016 (preref. 2009)                                                              3,000            3,388
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
     1997-D, 5.00% 2026 (preref. 2007)                                                             13,990           14,947
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.),
     Series 1996-A, 5.50% 2016                                                                     10,250           10,746
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.),
     Series 1996-A, MBIA insured, 5.25% 2008                                                        1,700            1,843
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.),
     Series 1996-A, MBIA insured, 5.50% 2016                                                        4,000            4,289
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Holy Cross Health System Corp.),
     Series 1998, MBIA insured, 5.375% 2010                                                         7,095            7,795
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Sisters of St. Francis Health
     Services, Inc. Project), Series 1997-A, MBIA insured, 5.00% 2008                               1,000            1,090
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2015                                                                             1,275            1,407
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2016                                                                             1,605            1,762
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.00% 2018                                                                             1,735            1,816
Trustees of Indiana University (The), Indiana University Student Fee Bonds,
     Series O, FGIC insured, 5.375% 2016                                                            4,690            5,371
Trustees of Ivy Tech State College, Ivy Tech State College Student Fee Bonds,
     Series H, AMBAC insured, 5.00% 2014                                                            1,000            1,087
Marion County, Convention and Recreational Facs. Auth., Excise Taxes Lease
     Rental Rev. Ref. Senior Bonds, Series 2001-A, MBIA insured, 5.50% 2015                         3,370            3,780
Trustees of Purdue University (The), Purdue University Student Fee Bonds,
     Series R, 5.375% 2015                                                                          1,250            1,400
State Office Building Commission, Correctional Facs. Program Rev. Bonds, Series
     1995-B, AMBAC insured, 6.25% 2012                                                              8,490           10,151
State Office Building Commission, Facs. Rev. Bonds (New Castle Correctional
     Fac.), Series 2002-A, FGIC insured, 5.25% 2012                                                 2,590            2,908
State Office Building Commission, Facs. Rev. Bonds (New Castle Correctional
     Fac.), Series 2002-A, FGIC insured, 5.50% 2016 (preref. 2012)                                  5,650            6,499
State Revolving Fund Program Bonds, Series 2001-A, 5.375% 2013                                      2,000            2,266
State Revolving Fund Program Bonds, Series 2001-A, 5.375% 2014                                      2,000            2,255
State Revolving Fund Program Bonds, Series 2001-A, 5.375% 2015                                      4,000            4,481
State Revolving Fund Program Bonds, Series 2001-A, 5.375% 2015                                      2,250            2,520
Transportation Fin. Auth., Airport Facs. Lease Rev. Bonds, Series A, 6.50% 2007                     1,000            1,007
                                                                                                                    98,849

IOWA -- 0.70%
City of Ames, Hospital Rev. Ref. Bonds (Mary Greeley Medical Center), Series
     2003, AMBAC insured, 5.00% 2013                                                                1,000            1,098
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999,
     FSA insured, 5.50% 2011                                                                        1,420            1,571
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999,
     FSA insured, 5.60% 2012                                                                        1,375            1,541
Fin. Auth., Rev. and Ref. Bonds (Mercy Health Services Obligated Group), Series
     1997-V, 5.00% 2010 (escrowed to maturity)                                                        590              643
Fin. Auth., Single-family Mortgage Bonds, Series 1997-F, 5.55% 2016                                 1,075            1,123
Fin. Auth., Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-B, AMBAC
     insured, 6.00% 2027                                                                            5,000            5,585
Fin. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2000-A, 6.00% 2018                     4,395            4,863
Polk County, Rev. Bonds, Catholic Health Initiatives, Series 1997-A, 5.50% 2007                     1,520            1,662
Polk County, Rev. Bonds, Catholic Health Initiatives, Series 1997-A, 5.125% 2011                    1,500            1,586
Polk County, Rev. Bonds, Catholic Health Initiatives, Series 1997-A, 5.125% 2012                    3,170            3,331
Tobacco Settlement Auth., Asset-backed bonds, Series 2001-B, 5.50% 2012                             1,500            1,471
                                                                                                                    24,474

KANSAS -- 0.03%
City of Lenexa (Lakeview Village, Inc. -- Southridge Project), Health Care Fac.
     Rev. Bonds, Series 2002-C, 6.875% 2032                                                         1,000            1,056

KENTUCKY -- 0.60%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
     Series 1999, 5.70% 2009                                                                        5,250            5,682
Asset/Liability Commission, Project Ref. Notes, General Fund Series 2003-A,
     AMBAC insured, 5.00% 2006                                                                      5,000            5,300
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.20% 2004                       1,540            1,541
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.60% 2008                         630              639
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.60% 2009                       3,305            3,309
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.70% 2010                         490              489
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.75% 2011                       2,190            2,169
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.85% 2017                       2,000            1,912
                                                                                                                    21,041

LOUISIANA -- 2.97%
Health Education Auth., Rev. Bonds (Lambeth House Project), Series 1996, 9.00%
      2026 (preref. 2006)                                                                           9,000           10,481
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A,
     5.50% 2010                                                                                     3,020            3,039
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A,
     6.15% 2018                                                                                     2,000            2,012
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A,
     6.20% 2028                                                                                     3,950            3,900
Jefferson Parish Hospital Services Dist. No. 1 (West Jefferson Medical Center),
     Hospital Rev. Bonds, Series 1998-A, FSA insured, 5.25% 2011                                    2,070            2,247
Jefferson Parish Hospital Services Dist. No. 2 (West Jefferson Medical Center),
     Hospital Rev. Bonds, Series 1998-A, FSA insured, 5.25% 2011                                    2,000            2,187
Jefferson Parish Hospital Services Dist. No. 1 (West Jefferson Medical Center),
     Hospital Rev. Bonds, Series 1998-A, FSA insured, 5.25% 2012                                    1,930            2,118
Local Government Environmental Facs. and Community Dev. Auth., Rev. Bonds
     (Capital Project and Equipment Acquisition Program), Series 2000-A, AMBAC
     insured, 6.30% 2030                                                                           11,500           13,309
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001-A,
     5.25% 2013                                                                                     8,500            9,128
Parish of West Feliciana, Pollution Control Rev. Bonds (Gulf States Utilities
     Co. Project), Series 1985-B, 9.00% 2015                                                        2,000            2,098
Parish of West Feliciana, Pollution Control Rev. Ref. Bonds (Entergy Gulf
     States, Inc. Project), Series 1999-A, 5.65% 2028 (put 2004)                                   10,500           10,500
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our
     Lady Health System Project), Series 1998-A, FSA insured, 5.75% 2014                            3,495            4,042
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our
     Lady Health System Project), Series 1998-A, FSA insured, 5.75% 2015                            3,825            4,447
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our
     Lady Health System Project), Series 1998-A, FSA insured, 5.75% 2018                            4,000            4,671
Public Facs. Auth., Rev. Bonds (Ochsner Clinic Foundation Project), Series
     2002-A, MBIA insured, 5.375% 2015                                                              3,000            3,330
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                            29,920           26,321
                                                                                                                   103,830

MAINE -- 0.17%
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.50% 2019                                                                      3,000            3,167
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.55% 2029                                                                      2,575            2,690
                                                                                                                     5,857

MARYLAND -- 1.30%
Anne Arundel County, Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series
     2001, 8.25% 2028                                                                               2,200            2,048
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series
     1999, 7.10% 2029 (preref. 2009)                                                                5,750            6,969
Anne Arundel County, Special Obligation Bonds (National Business Park Project),
     Series 2000, 7.375% 2028 (preref. 2010)                                                        1,000            1,246
Baltimore County, G.O. Bonds, Metropolitan Dist. Ref. Bonds, Series 2004, 5.00%
     2015                                                                                           7,485            8,362
Calvert County, Econ. Dev. Rev. Bonds (Asbury-Solomons Island Fac.), Series
     1995, 8.625% 2024 (preref. 2005)                                                               2,500            2,609
Community Dev. Administration, Dept. of Housing and Community Dev.,
     Single-family Program Bonds, 1997 First Series, 5.25% 2005                                     5,815            5,931
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 1998, 6.625% 2025                                                                       3,000            3,123
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 2004-A, 5.95% 2030                                                                      2,172            2,180
Health and Higher Educational Facs. Auth., Howard County General Hospital Issue,
     Rev. Bonds, Series 1993, 5.50% 2013 (escrowed to maturity)                                     1,840            1,914
Health and Higher Educational Facs. Auth., Howard County General Hospital
     Issue, Rev. Bonds, Series 1993, 5.50% 2021 (escrowed to maturity)                              1,225            1,274
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.00% 2011                                                                 1,000            1,060
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.75% 2014                                                                 2,000            2,189
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.375% 2024                                                                3,225            3,252
Health and Higher Educational Facs. Auth., PUMH of Maryland, Inc. Issue, First
     Mortgage Rev. Bonds (Heron Point of Chestertown), Series 1998-A, 5.75% 2019                    2,400            2,406
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.),
     Senior Series 2002-A, RADIAN insured, 5.375% 2020                                              1,000            1,071
                                                                                                                    45,634

MASSACHUSETTS -- 2.10%
Bay Transportation Auth., General Transportation System Ref. Bonds, Series
     1994-A, 7.00% 2007 (prerefunded)                                                                 115              129
Bay Transportation Auth., General Transportation System Ref. Bonds, Series
     1994-A, 7.00% 2007 (unrefunded)                                                                4,885            5,469
Bay Transportation Auth., Senior Sales Tax Bonds, Series 2004-B, 4.00% 2012                        13,005           13,596
Bay Transportation Auth., Senior Sales Tax Bonds, Series C, 5.25% 2013                              2,000            2,265
G.O. Bonds, Consolidated Loan of 2001, Series D, MBIA insured, 5.50% 2012                           2,000            2,297
G.O. Bonds, Consolidated Loan, Series 2003-A, 5.25% 2017 (preref. 2013)                             5,000            5,614
G.O. Ref. Bonds, Series 2003-D, 5.50% 2016                                                          7,000            8,038
G.O. Ref. Bonds, Series 2003-D, 5.50% 2017                                                          5,000            5,750
G.O. Ref. Bonds, Series 2003-D, 5.50% 2018                                                          5,000            5,752
Health and Educational Facs. Auth. Rev. Bonds, Massachusetts Institute of
     Technology Issue, Series K, 5.50% 2022                                                         2,000          2,328
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
     Issue, Series C, 6.00% 2015                                                                    1,335            1,514
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
     Issue, Series E, 5.00% 2014                                                                    1,085            1,180
Housing Fin. Agcy., Housing Bonds, Series 2003-B1, 4.50% 2014                                       1,000            1,030
Municipal Wholesale Electric Co., A Public Corp. of the Commonwealth of
     Massachusetts, Power Supply Project Rev. Bonds (Nuclear Project No. 6),
     Series A, MBIA insured, 5.00% 2010                                                             1,000            1,105
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear
     Project No. 4), MBIA insured, 5.25% 2015                                                       2,000            2,198
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear
     Project No. 6), Series A, MBIA insured, 5.25% 2015                                             5,000            5,496
State College Building Auth., Project and Rev. Ref. Bonds, Series 2003-B, XLCA
     insured, 5.375% 2017                                                                           3,550            4,033
State College Building Auth., Project and Rev. Ref. Bonds, Series 2003-B, XLCA
     insured, 5.375% 2018                                                                           5,045            5,732
                                                                                                                    73,526

MICHIGAN -- 3.60%
Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement Rev. Ref.
     Bonds (MeadWestvaco-Escanaba Paper Co. Project), Series 2002, 5.875% 2018                      4,500            4,690
City of Detroit, Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No. 1
     Projects), Series 1996-C, 6.20% 2017 (preref. 2006)                                            2,900            3,192
City of Detroit, G.O. Rev. Bonds (Unlimited Tax), Series 1995-B, 6.25% 2008                         1,730            1,781
City of Detroit, G.O. Rev. Bonds (Unlimited Tax), Series 1995-B, 6.25% 2009                         1,195            1,228
City of Detroit, G.O. Rev. Bonds (Unlimited Tax), Series 1995-B, 6.25% 2010                         1,250            1,282
School Dist. of the City of Detroit, Wayne County, School Building and Site
     Improvement Ref. Bonds, Series 1998-C, FGIC insured, 5.25% 2025                                1,955            2,149
City of Flint, Hospital Building Auth., Rev. Rental Bonds (Hurley Medical
     Center), Series 1998-B, 5.375% 2028                                                            1,000              918
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Daughters of Charity, National
     Health System, 5.50% 2005 (escrowed to maturity)                                                 505              517
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated
     Group), Series 1993-B, AMBAC insured, 5.00% 2006                                               1,000            1,023
Hospital Fin. Auth., Hospital Rev. Bonds (Detroit Medical Center Obligated
     Group), Series 1998-A, 5.00% 2013                                                              1,000              829
Hospital Fin. Auth., Hospital Rev. Bonds (Detroit Medical Center Obligated
     Group), Series 1998-A, 5.00% 2014                                                              1,525            1,245
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater
     Detroit), Series 1995, 6.00% 2008                                                              1,645            1,565
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater
     Detroit), Series 1995, 6.625% 2016                                                             2,010            1,853
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Genesys Regional Medical Center
     Obligated Group), Series 1998-A, 5.50% 2004 (escrowed to maturity)                             2,305            2,313
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.00% 2005 (escrowed to maturity)                                        8,880            9,211
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.10% 2013 (preref. 2005)                                                5,000            5,448
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.125% 2021 (preref. 2005)                                               4,500            4,904
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 7.50% 2027 (preref. 2005)                                                4,520            4,809
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Hackley Hospital Obligated
     Group), Series 1998-A, 5.00% 2008                                                              1,215            1,268
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Hackley Hospital Obligated
     Group), Series 1998-A, 5.30% 2013                                                              2,400            2,459
Hospital Fin. Auth., Hospital Rev. Bonds (Henry Ford Health System), Series
     1999-A, 5.70% 2011                                                                             2,985            3,274
Hospital Fin. Auth., Hospital Rev. Bonds (Henry Ford Health System), Series
     1999-A, 5.80% 2012                                                                             1,075            1,174
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
     Series 2003-A, 5.50% 2014                                                                      2,440            2,651
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
     Series 2003-A, 5.50% 2015                                                                      5,000            5,395
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
     Series 2003-A, 5.50% 2016                                                                      2,500            2,678
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (McLaren Obligated Group),
     Series 1993-A, 5.375% 2013                                                                     2,985            3,051
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 5.375% 2006                                                                              350              352
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 6.00% 2014                                                                             1,000            1,007
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sparrow Obligated Group), Series
     2001, 5.25% 2010                                                                               1,000            1,092
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sparrow Obligated Group), Series
     2001, 5.25% 2011                                                                               1,285            1,401
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group),
     Series 2002-C, 5.375% 2023                                                                     1,000            1,049
Hospital Fin. Auth., Variable Rate Rev. Bonds (Ascension Health Credit Group),
     Series 1999-B3, 5.30% 2033 (put 2006)                                                          5,625            6,008
Hospital Fin. Auth., Variable Rate Rev. Bonds (Ascension Health Credit Group),
     Series 1999-B4, 5.375% 2033 (put 2007)                                                         3,000            3,268
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health), Series 2001-A, 5.50% 2014                    1,000            1,098
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health), Series 2001-B, 5.50% 2017                    1,100            1,190
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 7.90% 2021                               1,000            1,037
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 8.00% 2031                               1,000            1,037
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (YMCA
     Service Learning Academy Project), Series 2001, 7.75% 2031                                     4,150            4,271
Municipal Bond Auth., State Revolving Fund Rev. Bonds, Clean Water Revolving
     Fund Rev. Bonds, Series 2001, 5.25% 2016                                                       3,000            3,317
Public Power Agency, Belle River Project Rev. Ref. Bonds, Series 2002-A, MBIA
     insured, 5.25% 2018                                                                            2,000            2,253
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
     AMBAC insured, 5.00% 2009                                                                      2,000            2,211
Regents of the University of Michigan, Hospital Rev. Ref. Bonds, Series 2002,
     5.00% 2005                                                                                     5,975            6,224
State Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2001-I, 5.50% 2016                    3,000            3,373
State of Michigan and New Center Dev., Inc., Cert. of Part., Series 2004-A, MBIA
     insured, 5.00% 2031                                                                            7,000            7,657
State Trunk Line Fund Bonds, Series 2001-A, 5.50% 2015 (preref. 2011)                               4,000            4,587
Strategic Fund, Limited Obligation Rev. Ref. Bonds (Detroit Edison Co.
     Pollution Control Bonds Project), Series 1995-CC, AMBAC insured, 4.85%
     2030 (put 2011)                                                                                2,500            2,703
                                                                                                                   126,042

MINNESOTA -- 0.03%
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1994-E, 5.60% 2013                         1,195            1,225

MISSISSIPPI -- 0.80%
Dev. Bank, Special Obligation Bonds (Capital Projects and Equipment Acquisition
     Program), Series 2001-A, AMBAC insured, 5.00% 2031                                             7,500            7,667
G.O. Ref. Bonds, Series 2003-A, 5.25% 2013                                                          2,000            2,272
G.O. Ref. Bonds, Series 2003-A, 5.25% 2014                                                          4,000            4,553
G.O. Ref. Bonds, Series 2003-A, 5.25% 2015                                                          3,000            3,429
G.O. Ref. Bonds, Series 2003-A, 5.25% 2017                                                          8,000            9,135
Hospital Equipment and Facs. Auth., Rev. Bonds (Forrest County General Hospital
     Project), Series 2000, FSA insured, 5.50% 2027                                                 1,000            1,055
                                                                                                                    28,111

MISSOURI -- 0.20%
Health and Educational Facs. Auth. Rev. Bonds (SSM Health Care), Series 2002-A,
     5.00% 2011                                                                                     1,000            1,091
Transportation Dev. Dist. (Missouri Bottom Road/Taussig Road) (Hazelwood, St.
     Louis County), Transportation Rev. Bonds, Series 2002, 7.20% 2033                              5,500            5,742
                                                                                                                     6,833

NEBRASKA -- 0.00%
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-B, 0% 2012                                   871               13
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-A, 8.00% 2012                                 78               68
                                                                                                                        81

NEVADA -- 2.82%
Clark County, G.O. (Limited Tax) Bond Banks Bonds, Series 2001, FGIC insured,
     5.50% 2016                                                                                     3,000            3,356
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area), Local
     Improvement Bonds, Series 1999, 7.00% 2009                                                     2,395            2,483
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area), Local
     Improvement Bonds, Series 1999, 7.50% 2019                                                    15,580           17,026
Clark County, Special Improvement Dist. No. 128 (Summerlin Centre), Local
     Improvement Bonds, Series 2001-A, 6.30% 2021                                                   1,000            1,022
Clark County, Special Improvement Dist. No. 128 (The Summerlin Centre), Local
     Improvement Bonds, Series 2001-B, 6.75% 2021                                                   1,785            1,844
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.60% 2013                                                     1,740            1,795
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.75% 2014                                                     2,320            2,393
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 6.375% 2023                                                    5,375            5,543
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1999-A, 6.75% 2020                                                                             1,480            1,614
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1998-A, 5.375% 2026                                                                            7,000            6,777
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.10% 2012                                   1,640            1,692
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.55% 2017                                   3,730            3,848
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.80% 2023                                   6,000            6,145
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.65% 2009                                       1,450            1,497
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.75% 2013                                       3,875            3,993
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.90% 2018                                       2,905            2,984
Housing Division, Single-family Mortgage Bonds, Series 1999-A-1, 4.75% 2012                           445              462
City of Las Vegas, G.O. (Limited Tax) Sewer and Flood Control Bonds, Series
     2001, FGIC insured, 5.375% 2015                                                                2,855            3,169
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street
     Project), Series 2003-A, 5.00% 2014                                                            3,920            4,058
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local
     Improvement Bonds, Series 2004, 5.60% 2014                                                     1,650            1,701
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local
     Improvement Bonds, Series 2004, 5.625% 2015                                                    2,510            2,587
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local
     Improvement Bonds, Series 2004, 6.25% 2024                                                     2,250            2,318
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.00% 2010                                                     1,000            1,035
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.375% 2014                                                    2,075            2,146
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.75% 2021                                                     4,480            4,626
Las Vegas Monorail Project Rev. Capital Appreciation Bonds, 1st Tier Series
     2000, AMBAC insured, 0% 2010                                                                   3,545            2,948
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.125% 2017                                                    5,000            5,090
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.40% 2022                                                     1,000            1,016
Truckee Meadows Water Auth., Water Rev. Bonds, Series 2001-A, FSA insured,
     5.50% 2016                                                                                     3,105            3,473
                                                                                                                    98,641

NEW HAMPSHIRE -- 0.03%
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue, Series
      2001-A, 5.75% 2031                                                                            1,000            1,045

NEW JERSEY -- 1.76%
Cert. of Part., Series 2004-A, 5.00% 2009                                                           3,000            3,278
Econ. Dev. Auth., Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
     Improvement Dist. Project (City of Elizabeth), Series 1998-A, 6.375% 2018
     (preref. 2014)                                                                                 1,000            1,229
Econ. Dev. Auth., Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
     Improvement Dist. Project (City of Elizabeth), Series 1998-A, 6.375% 2031
     (preref. 2014)                                                                                 6,500            8,017
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Fellowship Village
     Project), Series 1995-A, 9.25% 2025 (preref. 2005)                                             7,000            7,318
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.50% 2016 (preref. 2006)                              4,000            4,606
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.625% 2025 (preref. 2006)                             3,500            4,039
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 4.95% 2005                                                                      1,230            1,238
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.50% 2025                                                                      3,000            2,909
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.50% 2018                                                                      2,295            2,323
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-A, 7.25% 2031                                                               9,000            9,193
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-B, 5.50% 2006                                                               2,000            2,000
Econ. Dev. Auth., Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.),
     Series 2000-A, 8.25% 2030                                                                      6,000            6,450
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010                        1,000            1,053
Education Facs. Auth. Dormitory Safety Trust Fund Bonds, Tax-Exempt, Series
     2001-A, 5.00% 2005                                                                             3,785            3,852
Gloucester County Improvement Auth., Solid Waste Resource Recovery Rev. Ref.
     Bonds (Waste Management, Inc. Project), Series 1999-A, 6.85% 2029
     (put 2009)                                                                                     1,585            1,815
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
     2003, 4.375% 2019                                                                              1,000              974
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
     2003, 6.125% 2024                                                                              1,400            1,329
                                                                                                                    61,623

NEW MEXICO -- 0.24%
Capital Projects G.O. Bonds, Series 2003, 4.00% 2005                                                4,000            4,053
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2010                                         3,945            4,234
                                                                                                                     8,287

NEW YORK -- 9.49%
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series 1997-A,
     FHA insured, 5.60% 2017                                                                        1,700            1,732
Dormitory Auth., Center for Nursing/Rehabilitation, Inc. Rev. Bonds, FHA
     insured, 5.45% 2017                                                                            2,100            2,299
Dormitory Auth., City University System Consolidated Third General Resolution
     Rev. Bonds, Series 1998-2, AMBAC insured, 5.50% 2008                                           2,000            2,206
Dormitory Auth., Edgar Health Care Center (Nursing Home) Rev. Bonds, FHA
     insured, 4.90% 2013                                                                            2,375            2,498
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
     Series 2003, XLCA insured, 5.25% 2032 (put 2013)                                               8,000            8,901
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-A, 6.00% 2007                                                                             1,745            1,927
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-B, 6.00% 2007                                                                             2,485            2,745
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-B, 5.60% 2008                                                                             1,295            1,408
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-B, 5.375% 2009                                                                            1,270            1,397
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-B, 5.00% 2010                                                                             1,495            1,614
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-B, 5.00% 2010                                                                             1,530            1,648
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-C, 5.00% 2010                                                                             1,760            1,900
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-A, 6.00% 2007 (preref. 2007)                                                                  5                6
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-B, 6.00% 2007 (preref. 2007)                                                                 15               17
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1997-B, 5.60% 2008 (preref. 2007)                                                                  5                6
Dormitory Auth., Secured Hospital Rev. Ref. Bonds (Bronx-Lebanon Hospital
     Center), Series 1998-E, MBIA insured, 5.20% 2014                                               8,520            9,361
Dormitory Auth., Secured Hospital Rev. Ref. Bonds, Brookdale Hospital, Series
     1998-J, 5.125% 2009                                                                            2,500            2,719
Dormitory Auth., Secured Hospital Rev. Bonds (Interfaith Medical Center),
     Series 1998-D, 5.25% 2007                                                                      2,000            2,144
Dormitory Auth., St. Luke's-Roosevelt Hospital Center, Mortgage Hospital Rev.
     Bonds, Series 2000-A, FHA insured, 5.75% 2021                                                  5,000            5,455
Dormitory Auth., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing),
     Series 2003-A, 5.00% 2011                                                                      5,000            5,567
Dormitory Auth., State Personal Income Tax Rev. Bonds (Education), Series
     2004-A, 5.00% 2011                                                                             2,580            2,850
Dormitory Auth., State University Educational Facs. Rev. Bonds, Series 1997,
     6.00% 2007                                                                                     3,000            3,300
Dormitory Auth., State University Educational Facs. Rev. Bonds, Series 1990-B,
     7.50% 2011                                                                                     1,160            1,366
Dormitory Auth., State University Educational Facs. Rev. Bonds, Series 1990-A,
     7.50% 2013                                                                                     3,500            4,506
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)                                13,000           14,357
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 6.00% 2029 (put 2012)                                10,000           11,550
Dormitory Auth., State University Educational Facs. Rev. Bonds, Series 1990-B,
     7.50% 2011 (preref. 2010)                                                                        560              686
Environmental Facs. Corp., State Clean Water and Drinking Water, Revolving
     Funds Rev. Bonds, Series 2002-I, 5.25% 2016                                                    2,295            2,543
Envrionmental Facs. Corp., State Clean Water and Drinking Water Revolving Funds
     Rev. Bonds (New York City Municipal Water Fin. Auth. Projects, Second
     Resolution Bonds), Series 2002-K, 5.50% 2017                                                   5,000            5,852
Health and Hospitals Corp., Health System Bonds, Series 2002-A, FSA insured,
     5.50% 2015                                                                                     2,000            2,232
Health and Hospitals Corp., Health System Bonds, Series 2002-A, FSA insured,
     5.50% 2016                                                                                     2,605            2,900
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
     6.00% 2006                                                                                     3,000            3,226
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
     6.00% 2007                                                                                     2,000            2,148
Housing Fin. Agcy., Service Contract Obligation Rev. Ref. Bonds, Series 1997-C,
     5.20% 2010                                                                                     1,750            1,880
Local Government Assistance Corp., Series 1991-C, Capital Appreciation Bonds,
     0% 2005                                                                                        5,000            4,954
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2012                                                                                     8,615            9,525
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2013                                                                                     1,500            1,655
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2014                                                                                     4,500            4,954
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-C,
     5.50% 2014                                                                                     2,400            2,668
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-C,
     5.50% 2021                                                                                     1,000            1,079
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series
     2002-A, 5.125% 2024                                                                            8,000            8,292
City of New York, G.O. Bonds, Fiscal 1995 Series F, 6.60% 2010 (preref. 2005)                       2,000            2,067
City of New York, G.O. Bonds, Fiscal 1995 Series F, 6.625% 2025 (preref. 2005)                      1,500            1,551
City of New York, G.O. Bonds, Fiscal 1996 Series E, 6.50% 2006                                      3,000            3,196
City of New York, G.O. Bonds, Fiscal 2003 Series A, 5.125% 2010                                     3,000            3,301
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.25% 2011                                      6,260            6,926
City of New York, G.O. Bonds, Fiscal 2004, Series I, 4.50% 2012                                     4,000            4,231
City of New York, G.O. Bonds, Fiscal 2002 Series B, 5.50% 2012                                      7,810            8,697
City of New York, G.O. Bonds, Fiscal 2002 Series E, 5.75% 2012                                      1,500            1,711
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.625% 2013                                     5,000            5,612
City of New York, G.O. Bonds, Fiscal 2004, Series I, 5.00% 2015                                     2,500            2,693
City of New York, G.O. Bonds, Fiscal 2001 Series H, 5.25% 2016                                      3,510            3,757
City of New York, G.O. Bonds, Fiscal 2002 Series C, 5.25% 2021                                      6,720            7,059
City of New York, G.O. Bonds, Fiscal 2002 Series G, XLCA insured, 5.50% 2012                        1,000            1,138
New York City, Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 1998
     Series C, 5.00% 2018 (preref. 2008)                                                              440             486
New York City, Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 1998
     Series A, 5.00% 2027 (preref. 2007)                                                            1,440         1,577
New York City, Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2001
     Series C, 5.375% 2015                                                                          2,000            2,201
New York City, Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 1998
     Series C, 5.00% 2018                                                                           1,560            1,625
New York City, Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
     2003 Series A, 5.50% 2026                                                                     29,300           32,984
New York City, Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 1998
     Series B, 4.50% 2027                                                                           5,000            4,788
New York City, Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
     2003 Series B, 5.25% 2029                                                                     11,600           12,760
State Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series
     2001, 5.25% 2015 (preref. 2011)                                                                2,500            2,825
State Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series
     2002, 5.50% 2015                                                                              13,250           14,671
State Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation),
     Series 2002-A, 5.50% 2015                                                                      5,000            5,586
State Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation),
     Series 2002-A, 5.50% 2016                                                                      7,000            7,800
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community Rev.
     Bonds (Peconic Landing at Southhold, Inc. Project), Series 2000-A,
     8.00% 2030                                                                                     2,000            2,100
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1,
     5.00% 2010                                                                                     3,000            3,263
Triborough Bridge and Tunnel Auth., General Purpose and Rev. Bonds, Series Y,
     6.00% 2012                                                                                     1,000            1,157
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
     5.00% 2010                                                                                     3,500            3,893
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
     5.25% 2015                                                                                     3,000            3,398
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
     5.25% 2016                                                                                     4,100            4,526
Urban Dev. Corp., Corporate Purpose Subordinate Lien Bonds, Series 2004-A,
     5.125% 2016                                                                                    1,285            1,380
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds, Ref. Series 1993-A,
     5.30% 2005                                                                                     1,800            1,823
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds, Series 7, 5.25% 2009                       1,375            1,478
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                               13,000           14,079
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)                                5,000            5,556
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds,
     Series 2003-A, 5.25% 2021 (put 2009)                                                           2,150            2,347
                                                                                                                   332,315

NORTH CAROLINA -- 2.46%
County of Catawba, Hospital Rev. Ref. Bonds (Catawba Memorial Hospital Project),
     Series 1999, AMBAC insured, 4.60% 2010                                                         1,000            1,086
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.00% 2006                                                                                     3,120            3,275
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.25% 2007                                                                                     5,425            5,994
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.00% 2008                                                                                    10,720           12,097
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.125% 2009                                                                                    2,000            2,234
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
     5.375% 2010                                                                                    1,000            1,090
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A,
     5.50% 2011                                                                                     1,000            1,096
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A,
     5.50% 2012                                                                                     2,500            2,745
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.25% 2013                                                                                     2,000            2,163
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.55% 2014                                                                                     4,450            4,764
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
     5.50% 2014                                                                                     2,750            3,029
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
     5.50% 2014                                                                                     2,000            2,203
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.60% 2015                                                                                     2,500            2,671
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.375% 2016                                                                                    2,500            2,676
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.65% 2016                                                                                     2,000            2,134
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.70% 2017                                                                                     4,775            5,094
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.00% 2022                                                                                     2,815            3,247
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.00% 2026                                                                                     1,990            2,253
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-D,
     6.75% 2026                                                                                     3,500            3,875
G.O. Bonds, Cert. of Part., Repair and Renovation Project, Series 2004-B,
     5.00% 2014                                                                                     5,000            5,528
County of New Hanover, Hospital Rev. Bonds (New Hanover Regional Medical Center
     Project), Series 1999, MBIA insured, 5.25% 2011                                                1,995            2,217
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     MBIA insured, 6.00% 2026                                                                       2,500            2,944
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-A,
     MBIA insured, 6.00% 2008                                                                       3,935            4,383
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
     AMBAC insured, 5.25% 2015                                                                      2,000            2,209
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
     FSA insured, 5.25% 2016                                                                        3,000            3,300
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-B,
     6.625% 2010                                                                                    1,475            1,708
                                                                                                                    86,015

OHIO -- 0.82%
Higher Education G.O. Bonds, Series 2001-B, 4.25% 2008                                              6,380            6,824
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
     Project), 4.85% 2037 (put 2014)                                                                2,000            2,128
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
     Project), 5.05% 2037 (put 2016)                                                                2,300            2,462
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital),
     Series 1998, RADIAN insured, 4.60% 2007                                                        2,175            2,307
County of Lorain, Health Care Facs. Rev. Ref. Bonds (Kendal at Oberlin), Series
     1998-A, 5.25% 2021                                                                             2,000            1,962
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
     Series 2002-A, 5.50% 2013                                                                      1,000            1,103
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
     Series 2002-A, 5.50% 2016                                                                      2,665            2,888
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
     Healthcare Partners), Series 2001-A, 5.25% 2008                                                2,000            2,180
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
     Network Obligated Group), Series 1999, 6.75% 2022                                              1,000            1,093
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375% 2022                                            1,250            1,347
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375%  2030                                           2,000            2,131
Water Dev. Auth., Water Pollution Control Loan Fund Rev. Bonds, Water Quality,
     Series 2002, 5.25% 2015                                                                        2,000            2,231
                                                                                                                    28,656

OKLAHOMA -- 0.24%
Health System Rev. Bonds, Baptist Medicine Center of Oklahoma, Series 1995-C,
     AMBAC insured, 6.375% 2009                                                                     2,500            2,645
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of
     INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma CIty
     Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC
     insured, 6.00% 2009                                                                            2,500            2,852
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds, St. John Medical Center
     Project, Series 1996, 5.375% 2017                                                              3,000            3,076
                                                                                                                     8,573

OREGON -- 0.44%
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.75% 2013                                                                        3,000            3,031
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.875% 2016                                                                       3,500            3,487
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 6.00% 2025                                                                        9,090            8,948
                                                                                                                    15,466

PENNSYLVANIA -- 3.09%
Allegheny County, Cert. of Part. (ACJCT Fac. Holdings L.P.), AMBAC insured,
     5.00% 2019                                                                                     2,150            2,277
Allegheny County, Hospital Dev. Auth., Health System Rev. Bonds, Catholic
     Health East Issue, Series 1998-A, AMBAC insured, 5.50% 2008                                    1,000            1,112
Allegheny County, Hospital Dev. Auth., Health System Rev. Bonds, Catholic
     Health East Issue, Series 1998-A, AMBAC insured, 5.00% 2010                                    2,705            2,960
Delaware County Auth., Rev. Bonds, Catholic Health Systems, Series A, AMBAC
     insured, 5.00% 2010                                                                            2,465            2,698
Allegheny County, Hospital Dev. Auth., UPMC Health System Rev. Ref. Bonds,
     Series 1999-B, AMBAC insured, 5.25% 2008                                                       5,160            5,700
Port Auth. of Allegheny County, Special Rev. Transportation Bonds, Ref. Series
     2001, FGIC insured, 5.50% 2015                                                                 1,000            1,126
Chester County, Health and Education Facs. Auth., Health System Rev. Bonds
     (Jefferson Health System), Series 1997-B, 5.375% 2027                                          4,150            4,225
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1997-A, 5.50% 2006                                     2,285            2,410
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1997-A, 5.50% 2007                                     1,995            2,148
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1997-A, 5.50% 2008                                     2,000            2,180
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1997-A, 5.00% 2009                                     1,000            1,071
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1997-A, 5.00% 2010                                     1,000            1,061
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
     Bonds (Jefferson Health System), Series 1999-A, 5.00% 2018                                     1,475            1,512
Hospitals and Higher Education Facs. Auth. of Philadelphia, Frankford Hospital,
     Series A, 6.00% 2014 (escrowed to maturity)                                                    3,405            3,490
Hospitals and Higher Education Facs. Auth. of Philadelphia, Frankford Hospital,
     Series A, 6.00% 2023 (escrowed to maturity)                                                    4,000            4,118
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
     (Temple University Hospital), Series 1993-A, 6.50% 2008                                       10,575           11,453
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
     (Temple University Hospital), Series 1997, 5.70% 2009                                          1,000            1,036
Convention Center Auth., Rev. Ref. Bonds, Series 1994-A, 6.25% 2004                                 2,260            2,260
Erie County, Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2002-A, 4.90% 2009                                  2,200            2,332
G.O. Bonds, Second Ref. Series of 2002, 5.00% 2005                                                  6,000            6,227
General Auth. of Southcentral Pennsylvania, York County Guaranteed Rev. Bond,
     Series 2001, AMBAC insured, 4.50% 2031 (put 2008)                                              4,000            4,295
Higher Educational Facs. Auth., UPMC Health System Rev. Bonds, Series 1999-A,
     FSA insured, 5.00% 2009                                                                        2,000            2,200
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group),
     Series 1998, ACA-CBI insured, 5.70% 2009                                                       1,500            1,577
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Bonds
     (ACTS Retirement Life Communities, Inc. Obligated Group), Series 1996-B,
     5.75% 2017                                                                                     2,000            2,044
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Bonds
     (ACTS Retirement Life Communities, Inc. Obligated Group), Series 1998,
     5.25% 2028                                                                                    17,500           16,311
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Ref. Bonds
     (ACTS Retirement LifeCommunities, Inc. Obligated Group), Series 1996-A,
     5.875% 2022                                                                                    2,890            2,929
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
     Series 1998, 5.50% 2010                                                                        2,815            2,877
City of Pittsburgh, G.O. Ref. Bonds, Series 1996-A, MBIA insured, 6.00% 2005                        4,000            4,090
Turnpike Commission, Oil Franchise Tax Senior Rev. Bonds, Series 2003-A, MBIA
     insured, 3.00% 2004                                                                            3,450            3,465
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian
     SeniorCare Obligated Group), Fixed Rate Rev. Bonds, Series 2000-B,
     8.125% 2030                                                                                    6,500            6,996
                                                                                                                   108,180

PUERTO RICO -- 0.45%
Children's Trust Fund (The), Tobacco Settlement Asset-backed Bonds, Series 2000,
     5.75% 2020 (preref. 2010)                                                                      1,120            1,224
Commonwealth of Puerto Rico, Public Improvement Ref. G.O. Bonds, Series 2003-C,
     5.00% 2018 (put 2008)                                                                         10,500           11,344
Public Fin. Corp., (Commonwealth Appropriation Bonds), Series 2004-A, AMBAC
     insured, 5.25% 2030 (put 2012)                                                                 1,000            1,113
Public Fin. Corp., (Commonwealth Appropriation Bonds), Series 2004-A, FGIC
     insured, 5.25% 2031 (put 2012)                                                                 1,700            1,892
                                                                                                                    15,573

RHODE ISLAND -- 0.34%
Depositors Econ. Protection Corp., Special Obligation Bonds, Series 1993-A,
     5.75% 2021 (escrowed to maturity)                                                              2,715            3,230
Depositors Econ. Protection Corp., Special Obligation Bonds, Series 1993-A,
     5.75% 2021 (escrowed to maturity)                                                              1,210            1,440
Depositors Econ. Protection Corp., Special Obligation Bonds, Series 1993-A,
     MBIA insured, 5.75% 2012                                                                       4,850            5,667
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
     Obligated Group Issue, Series 2002, 6.375% 2021                                                1,500            1,589
                                                                                                                    11,926

SOUTH CAROLINA -- 1.21%
Jobs-Econ. Dev. Auth., Hospital Rev. Bonds (Georgetown Memorial Hospital),
     Series 1998, AMBAC insured, 5.75% 2010                                                         2,000            2,158
Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds (Palmetto
     Health Alliance), Series 2003-C, 6.375% 2034                                                   3,000            3,158
Florence County, Hospital Rev. Bonds (McLeod Regional Medical Center Project),
     Series 1998-A, MBIA insured, 5.25% 2010                                                        2,785            3,089
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper
     Company Projects), Series 1999-A, 5.125% 2012                                                  3,000            3,181
Lexington County Health Services Dist. Inc., Hospital Rev. Ref. and Improvement
     Bonds, Series 1997, FSA insured, 5.50% 2007                                                    2,000            2,201
Lexington County Health Services Dist. Inc., Hospital Rev. Ref. and Improvement
     Bonds, Series 1997, FSA insured, 5.00% 2009                                                    1,000            1,101
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Series 1991, FGIC
     insured, 6.25% 2021                                                                            4,640            5,666
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Series 1999-A,
     5.25% 2015                                                                                     8,420            8,638
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
     Series 2001-B, 6.00% 2022                                                                     14,090           13,248
                                                                                                                    42,440

SOUTH DAKOTA -- 0.50%
Building Auth., Rev. Capital Appreciation Bonds, Series 1996-A, AMBAC insured,
     0% 2014                                                                                        3,780            2,459
Health and Educational Facs. Auth., Rev. Ref. Bonds (Rapid City Regional
     Hospital Issue), Series 1999, MBIA insured, 5.00% 2007                                         2,045            2,206
Health and Educational Facs. Auth., Rev. Ref. Bonds (Rapid City Regional
     Hospital Issue), Series 1999, MBIA insured, 5.00% 2009                                         4,010            4,317
Health and Educational Facs. Auth., Rev. Ref. Bonds (Rapid City Regional
     Hospital Issue), Series 1999, MBIA insured, 5.00% 2010                                         4,175            4,515
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2002-F, 4.30% 2014                         1,030            1,070
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 1995-A, 5.80% 2014                         3,000            3,064
                                                                                                                    17,631

TENNESSEE -- 1.74%
Fort Sanders Alliance Obligated Group, The Health, Educational and Housing Facs.
     Board of the County of Knox, Hospital Rev. Bonds, Series 1990-A, MBIA
     insured, 6.25% 2013                                                                            2,000            2,371
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A,
     5.00% 2005                                                                                     3,000            3,126
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A,
     5.00% 2006                                                                                     5,000            5,336
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2001, 5.00% 2009                                                        1,500            1,608
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2002, 5.05% 2012                                                       10,900           11,637
Shelby County, G.O. Ref. Capital Appreciation Bonds, Series 1996-B, 0% 2011                         3,750            2,890
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
     Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                                     9,500           10,245
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.75% 2014                           2,360            2,616
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.75% 2016                           2,690            2,952
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2022                           2,000            2,057
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2032                           6,000            6,101
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, RADIAN
     insured, 5.00% 2011                                                                            6,000            6,536
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, RADIAN
     insured, 5.00% 2013                                                                            3,000            3,248
                                                                                                                    60,723

TEXAS -- 11.93%
Amarillo Health Facs. Corp., Hospital Rev. Bonds (Baptist St. Anthony's Hospital
     Corp. Project), Series 1998, FSA insured, 5.50% 2014                                           2,830            3,198
Amarillo Health Facs. Corp., Hospital Rev. Bonds (Baptist St. Anthony's Hospital
     Corp. Project), Series 1998, FSA insured, 5.50% 2015                                           6,320            7,124
City of Austin (Travis and Williamson Counties), Electric Utility Rev. Ref.
     Bonds, Series 2003, MBIA insured, 5.00% 2011                                                   1,000            1,111
City of Austin (Travis and Williamson Counties), Water and Wastewater System
     Rev. Ref. Bonds, Series 2001-B, FSA insured, 5.75% 2016                                        6,800            7,724
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
     (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998,
     5.25% 2009                                                                                     1,620            1,741
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
     (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998,
     5.00% 2010                                                                                     1,705            1,800
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
     (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998,
     5.25% 2028                                                                                     9,400            9,082
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
     Project), Series 2003-D, 5.40% 2029 (put 2014)                                                 1,000            1,043
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
     Project), Series 2001-A, 5.50% 2022 (put 2011)                                                14,000           14,840
Brazos River Auth., Rev. Ref. Bonds (Houston Industries Incorporated Project),
     MBIA insured, 4.90% 2015                                                                       3,360            3,649
Brazos River Harbor Navigation, Dist. of Brazoria County, Environmental Facs.
     Rev. Bonds (The Dow Chemical Company Project), Series 2002-B3, 5.15% 2033
     (put 2009)                                                                                     6,600            6,975
Cypress-Fairbanks Independent School Dist. (Harris County), Unlimited Tax Ref.
     Bonds, Capital Appreciation Bonds, Series 1993-A, 0% 2013                                      6,675            4,734
Cypress-Fairbanks Independent School Dist. (Harris County), Unlimited Tax Ref.
     and Schoolhouse Bonds, Series 2001, 5.25% 2016                                                 3,500            3,846
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and
     Improvement Bonds, Series 1998, 5.00% 2012                                                     1,000            1,078
City of Dallas, G.O. Limited Tax, 5.00% 2014                                                        3,400            3,710
City of Dallas, G.O. Limited Tax, 5.00% 2015                                                        2,000            2,147
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and
     Sewer System Rev. Ref. Bonds, Series 2002, 5.00% 2009                                          1,285            1,420
Dallas County, Unlimited Tax Ref. and Improvement Bonds, G.O. Ref. Bonds,
     Series 2001-A, 5.375% 2013                                                                     2,465            2,774
Dallas County, Unlimited Tax Ref. and Improvement Bonds, G.O. Ref. Bonds,
     Series 2001-A, 5.375% 2015                                                                     3,725            4,150
Eanes Independent School Dist. (Travis County), Unlimited Tax School Building
     Bonds, Series 2001, 5.50% 2014                                                                 2,050            2,320
Eanes Independent School Dist. (Travis County), Unlimited Tax School Building
     Bonds, Series 2001, 5.50% 2015                                                                 2,150            2,415
Eanes Independent School Dist. (Travis County), Unlimited Tax School Building
     Bonds, Series 2001, 5.50% 2016                                                                 1,125            1,260
Garland Independent School Dist. (Dallas County), Unlimited Tax Ref. and School
     Building Bonds, Series 2001, 5.50% 2013                                                        2,170            2,425
Garland Independent School Dist. (Dallas County), Unlimited Tax Ref. and School
     Building Bonds, Series 2001, 5.50% 2015                                                        2,420            2,690
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2015                                                  3,120            3,338
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2016                                                  3,000            3,187
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2001-A, 6.375% 2029                                                13,900           15,123
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Hospital System Project), Series 1998, FSA insured, 5.25% 2008                                 1,890            2,070
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Hospital System Project), Series 1998, FSA insured, 5.50% 2011                                 5,000            5,651
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Hospital System Project), Series 1998, FSA insured, 5.50% 2014                                 4,790            5,434
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Hospital System Project), Series 1998, FSA insured, 5.50% 2015                                10,325           11,730
Harris County Health Facs. Dev. Corp., Rev. Bonds (CHRISTUS Health), Series
     1999-A, MBIA insured, 5.50% 2010                                                               3,380            3,767
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2014                                                          1,000            1,097
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2002, 5.50% 2015                                                             1,000            1,094
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2015                                                          2,500            2,725
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2002, 5.50% 2016                                                             1,000            1,088
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2016                                                          2,700            2,929
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2002, 5.50% 2018                                                             1,105            1,189
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2018                                                          2,000            2,150
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2020                                                           4,000            4,235
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2021                                                           5,740            6,053
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, MBIA insured, 0% 2015                         6,000            3,729
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                        2,000            2,219
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.25% 2016                        2,700            2,979
Harris County, Unlimited Tax Road G.O. Ref. Bonds, Series 2001, 5.375% 2015                         2,500            2,790
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 7.00% 2008                                                           630              667
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 6.75% 2016                                                         1,740            1,789
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-A,
     FSA insured, 5.50% 2015                                                                        3,000            3,388
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-A,
     FSA insured, 5.00% 2022                                                                        3,000            3,107
City of Houston, Water and Sewer System, Junior Lien Rev. Bonds, Series 1998-A,
     FSA insured, 0% 2019 (escrowed to maturity)                                                    2,155            1,064
City of Houston, Water and Sewer System, Junior Lien Rev. Bonds, Series 1998-A,
     FSA insured, 0% 2019                                                                             845              411
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast Texas,
     FHA insured Mortgage Rev. Bonds, Series 2001, AMBAC insured, 5.20% 2021                        3,530            3,701
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Limited
     Tax Ref. Bonds, Series 2001, 5.50% 2015                                                        1,290            1,439
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Limited
     Tax Ref. Bonds, Series 2001, 5.50% 2016                                                        1,805            2,009
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited
     Tax School Building Bonds, Series 2003-A, 5.00% 2016                                           2,575            2,778
Ladero Independent School Dist. (Webb County), Unlimited Tax School Building
     and Ref. Bonds, Series 2001, 5.375% 2015                                                       2,000            2,227
Lewisville Independent School Dist. (Denton County), Unlimited Tax School
     Building and Ref. Bonds, Series 2001, 5.50% 2015                                               2,000            2,241
Mansfield Independent School Dist. (Tarrant and Johnson Counties), Unlimited
     Tax School Building and Ref. Bonds, Series 2001, 5.50% 2016                                    2,635            2,932
McKinney Independent School Dist. (Collin County), School Building Unlimited
     Tax Bonds, Series 2001, 5.125% 2016                                                            2,075            2,254
Northeast Medical Clinic, Hospital Auth., County of Humble, Rev. Bonds, FSA
     insured, 6.25% 2012                                                                            1,000            1,186
Northside Independent School Dist., Unlimited Tax School Building and Ref.
     Bonds, Series 2001, 5.50% 2014                                                                 4,000            4,508
Northside Independent School Dist., Variable Rate Unlimited Tax School Building
     Bonds, Series 2001-A, 5.375% 2016                                                              2,560            2,843
Northside Independent School Dist., Variable Rate Unlimited Tax School Building
     Bonds, Series 2001-A, 5.375% 2017                                                              2,695            2,992
Northside Independent School Dist., Variable Rate Unlimited Tax School Building
     Bonds, Series 2001-A, 5.375% 2018                                                              2,835            3,133
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds,
     Series 2002, 4.00% 2004                                                                        5,975            5,975
Public Fin. Auth., G.O. Ref. Bonds, Series 1995-A, 6.00% 2014 (preref. 2005)                        5,000            5,134
Public Fin. Auth., G.O. Ref. Bonds, Series 2001-A, 5.375% 2016                                      2,540            2,830
Board of Regents of the Texas A&M University System, Permanent University Fund
     Ref. Bonds, Series 2003, 5.25% 2016                                                            5,000            5,541
Board of Regents of the University of Texas System, Permanent University Fund
     Bonds, Series 2002-B, 5.25% 2015                                                               7,435            8,265
Board of Regents of the University of Texas System, Permanent University Fund
     Bonds, Series 2002-B, 5.25% 2016                                                               2,315            2,565
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 1996-B, 5.00% 2011 (preref. 2006)                                                       3,750            4,059
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 2001-B, 5.375% 2013 (preref. 2011)                                                      2,000            2,271
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 2001-C, 5.375% 2016 (preref. 2011)                                                      4,000            4,543
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 2003-B, 5.25% 2010                                                                      1,895            2,131
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 2003-B, 5.25% 2011                                                                      3,105            3,502
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
     Series 2003-B, 5.375% 2016                                                                     1,000            1,121
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System
     Bonds, Series 2002-B, 5.25% 2016                                                               7,280            8,283
Round Rock Independent School Dist. (Williamson and Travis Counties), Unlimited
     Tax School Building Bonds, Series 2001-A, 5.50% 2015                                           2,000            2,246
Round Rock Independent School Dist. (Williamson and Travis Counties), Unlimited
     Tax School Building Bonds, Series 2001-A, 5.50% 2016                                           2,500            2,800
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
     2002, 6.00% 2021                                                                               1,000            1,071
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
     2002, RADIAN insured, 5.125% 2017                                                              8,000            8,441
City of San Antonio, Bexar County, Water System Rev. and Ref. Bonds, Series
     2001, 5.00% 2016                                                                               1,000            1,076
City of San Antonio, Electric and Gas Rev. Ref. Bonds (Forward Delivery), New
     Series 2003, 5.25% 2011                                                                        9,000           10,076
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
     2002, 5.375% 2015                                                                              9,000           10,230
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
     2002, 5.375% 2016                                                                              4,650            5,161
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series
     1998-A, 5.25% 2015                                                                             3,300            3,580
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series
     1998-A, 5.25% 2015 (preref. 2009)                                                              1,775            1,984
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002,
     5.00% 2011                                                                                     3,930            4,357
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.25% 2015                    8,425            9,235
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.25% 2016                    8,385            9,166
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00%
     2011(escrowed to maturity)                                                                        70               78
City of San Antonio, Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds,
     Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)                                           12,700           13,800
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds, Series 2001-B,
     5.375% 2013                                                                                    4,260            4,779
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds, Series 2001-B,
     5.375% 2015                                                                                    4,390            4,891
San Antonio Independent School Dist., Unlimited Tax School Building Bonds,
     Series 2001-A, 5.375% 2015                                                                     1,515            1,688
San Antonio Independent School Dist., Unlimited Tax School Building Bonds,
     Series 2001-A, 5.375% 2016                                                                     1,705            1,894
Spring Branch Independent School Dist. (Harris County), Limited Tax Schoolhouse
     and Ref. Bonds, Series 2001, 5.375% 2015                                                       3,875            4,287
Spring Branch Independent School Dist. (Harris County), Limited Tax Schoolhouse
     and Ref. Bonds, Series 2001, 5.375% 2016                                                       3,070            3,387
Tarrant County, Health Facs. Dev. Corp., Health Resources System Rev. Bonds,
     Series 1997-A, MBIA insured, 5.50% 2007                                                        4,000            4,324
Tarrant County, Health Facs. Dev. Corp., Health Resources System Rev. Bonds,
     Series 1997-A, MBIA insured, 5.75% 2015                                                        3,000            3,463
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health
     Care System Project), Series 2002-A, 5.00% 2019                                                5,500            5,683
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health
     Care System Project), Series 2002-A, 5.25% 2022                                                3,000            3,114
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev.
     Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2010                               1,000            1,104
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev.
     Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2013                               3,000            3,322
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes,
     Series 2002, 5.00% 2008                                                                        5,000            5,447
United Independent School Dist., Unlimited Tax School Building Bonds, Series
     2004, 4.00% 2014                                                                               1,330            1,361
United Independent School Dist., Unlimited Tax School Building Bonds, Series
     2004, 4.75% 2015                                                                               1,830            1,956
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series
     2003, MBIA insured, 5.00% 2012                                                                 1,895            2,085
Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2015                                1,500            1,642
Weatherford Independent School Dist. (Parker County), Unlimited Tax School
     Building and Ref. Bonds, Capital Appreciation, Series 2000, 0% 2018                            2,625            1,414
                                                                                                                   417,864

UTAH -- 0.65%
Alpine School Dist., Utah County, G.O. School Building Bonds (Utah School Bond
     Guaranty Program), Series 2001-A, 5.25% 2015 (preref. 2011)                                 $  3,000         $  3,399
Alpine School Dist., Utah County, G.O. School Building Bonds (Utah School Bond
     Guaranty Program), Series 2001-A, 5.25% 2016 (preref. 2011)                                    4,225            4,787
Salt Lake County, G.O. Ref. Bonds, Series 2001, 5.25% 2011                                          5,000            5,672
Salt Lake County, G.O. Ref. Bonds, Series 2001, 5.00% 2012                                          8,130            9,001
                                                                                                                    22,859
VIRGINIA -- 0.91%
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001,
     5.50% 2011                                                                                     3,500            4,025
Dulles Town Center, Community Dev. Auth. (Loudoun County), Special Assessment
     Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                    2,490            2,543
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
     Village, Inc. Fac.), Series 1999-A, 7.50% 2029                                                15,500           16,502
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health
     System Hospitals Project), Series 1993-A, 5.00% 2011                                           1,300            1,429
Gateway Community Dev. Auth. (Prince William County), Special Assessment Bonds,
     Series 1999, 6.25% 2026                                                                        2,104            2,129
Industrial Dev. Auth., Hanover County, Hospital Rev. Bonds (Memorial Regional
     Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured,
     6.50% 2009                                                                                     1,000            1,165
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
     Assessment Bonds, Series 1999-A, 6.85% 2019                                                    1,949            2,040
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
     Assessment Bonds, Series 1999-B, 7.00% 2029                                                      960            1,012
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System
     Project), Series 1998, MBIA insured, 5.00% 2010                                                1,000            1,086
                                                                                                                    31,931

WASHINGTON -- 7.28%
Central Puget Sound Regional Transit Auth., Sales Tax and Motor Vehicle Excise
     Tax Bonds, Series 1999, FGIC insured, 5.25% 2021                                               5,500            6,142
Central Puget Sound Regional Transit Auth., Sales Tax and Motor Vehicle Excise
     Tax Bonds, Series 1999, FGIC insured, 4.75% 2028                                              21,940           21,780
Clark County, Vancouver School Dist. No. 37, Unlimited Tax Deferred Interest
     G.O. Bonds, Series 2001-C, FGIC insured, 0% 2016                                               2,500            1,449
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series
     2004-A, 5.25% 2008                                                                             5,000            5,476
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
     2003-A, 5.50% 2015                                                                             3,000            3,425
Energy Northwest, Ref. Electric Rev. Bonds (Project No. 1), Series 2003-A,
     5.50% 2014                                                                                     5,000            5,654
Energy Northwest, Ref. Electric Rev. Bonds (Project No. 1), Series 2003-A,
     5.50% 2016                                                                                     7,000            7,791
Public Power Supply System, Nuclear Project No. 1 Rev. Ref. Bonds, Series
     1997-B, 5.125% 2014                                                                            5,000            5,277
Public Power Supply System, Nuclear Project No. 2 Rev. Ref. Bonds, Series
     1994-A, 6.00% 2007                                                                            19,900           22,015
Public Power Supply System, Nuclear Project No. 2, Rev  Ref. Bonds, Series
     1998-A, 5.00% 2012                                                                             6,200            6,716
Public Power Supply System, Nuclear Project No. 3 Rev Ref. Bonds, Series
     1989-B, 7.125% 2016                                                                            5,250            6,773
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
     2001-A, FSA insured, 5.375% 2013                                                               3,000           3,382
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
     2001-A, FSA insured, 5.50% 2016                                                               13,000          14,390
Energy Northwest, Ref. Electric Rev. Bonds (Project No. 1), Series 2002-A,
     MBIA insured, 5.50% 2015                                                                       5,000            5,624
Energy Northwest, Ref. Electric Rev. Bonds (Project No. 1), Series 2002-A,
     MBIA insured, 5.50% 2016                                                                       5,000            5,593
Energy Northwest, Ref. Electric Rev. Bonds (Project No. 3), Series 2001-A, FSA
     insured, 5.50% 2017                                                                            5,000            5,519
G.O. Bonds, Motor Vehicle Fuel Tax, Series 2002-C, FSA insured, 5.00% 2017                          5,000            5,330
G.O. Bonds, Series 2003-A, 5.00% 2013                                                               6,260            6,869
Various Purpose G.O. Bonds, Series 2001-C, 5.00% 2010                                               7,310            8,054
Various Purpose G.O. Ref. Bonds, Series R-2001A, 5.25% 2005                                         2,000            2,074
Health Care Facs. Auth., Rev. Bonds (Group Health Cooperative of Puget Sound),
     Series 2001, AMBAC insured, 5.375% 2012                                                        1,500            1,682
Health Care Facs. Auth., Rev. Bonds (Providence Health System), Series 2001-A,
     MBIA insured, 5.50% 2011                                                                       6,565            7,442
Health Care Facs. Auth., Rev. Bonds (Providence Health System), Series 2001-A,
     MBIA insured, 5.625% 2014                                                                      3,000            3,403
Health Care Facs. Auth., Rev. Bonds (Providence Health System), Series 2001-A,
     MBIA insured, 5.625% 2015                                                                      8,635            9,708
King County, Limited Tax G.O. and Ref. Bonds, Series 2003-B, 4.00% 2005                             6,165            6,282
King County, Limited Tax G.O. Ref. Bonds (Baseball Stadium), Series 2002,
     5.50% 2012                                                                                     2,675            3,070
King County, Limited Tax G.O. Ref. Bonds (Baseball Stadium), Series 2002, 5.50%
     2012 (escrowed to maturity)                                                                      325              375
King County, Sewer Rev. Bonds, Rev. Ref. Bonds, Series 2001, FGIC insured,
     5.25% 2015                                                                                     2,000            2,209
King County, Sewer Rev. Bonds, Rev. Ref. Bonds, Series 2002-B, FSA insured,
     5.50% 2015                                                                                     4,500            5,056
Public Power Supply System, Nuclear Project No. 2 Rev. Ref. Bonds, Series
     1993-B, FSA insured, 5.65% 2008                                                                3,030            3,380
Public Power Supply System, Nuclear Project No. 3 Rev. Ref. Bonds, Series
     1989-A, MBIA insured, 0% 2013                                                                  4,000            2,772
Public Utility Dist. No. 1 of Lewis County, Cowlitz Falls Hydroelectric Project
     Rev. Ref. Bonds, Series 2003, XLCA insured, 5.00% 2012                                         5,000            5,517
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref.
     Bonds, Series 2002-B, FSA insured, 5.25% 2012                                                  2,250            2,544
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.00% 2013                        3,835            4,227
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.00% 2014                        4,040            4,423
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.25% 2015                        4,255            4,692
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.375% 2016                       4,485            4,980
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.375% 2017                       4,440            4,930
City of Seattle, Limited Tax G.O. Bonds, 2001 (Various Purposes), 5.375% 2018                       2,000            2,215
G.O. Improvement and Ref. Bonds, Series 2003, 4.00% 2005                                            2,000            2,046
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds,
     Series 2001, FSA insured, 5.50% 2012                                                           2,000            2,255
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds,
     Series 2001, FSA insured, 5.50% 2016                                                           5,000            5,555
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-A, FGIC insured,
     5.50% 2016                                                                                     3,080            3,557
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-A, FGIC insured,
     5.50% 2018                                                                                     7,920            9,133
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-A, FGIC insured,
     5.50% 2019                                                                                     3,630            4,189
                                                                                                                   254,975

WISCONSIN -- 2.01%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 5.75% 2012                                                                              2,000            1,998
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 6.125% 2027                                                                            18,555           17,658
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Rev.
     Bonds, 5.50% 2006                                                                              1,000            1,021
G.O. Bonds, Series 1999-A, 5.00% 2012 (preref. 2009)                                                3,390            3,737
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                          3,225            3,676
Health and Educational Facs. Auth., Rev. Bonds, Children's Hospital of
     Wisconsin, Inc., Series 1998, AMBAC insured, 5.625% 2015                                       1,130            1,294
Health and Educational Facs. Auth., Rev. Bonds, Children's Hospital Project,
     Series 1993, FGIC insured, 5.50% 2006                                                          2,000            2,139
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health
     Obligated Group), Series 2001, 5.625% 2014                                                     1,000            1,091
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health
     Obligated Group), Series 2001, 5.625% 2015                                                     1,100            1,193
Health and Educational Facs. Auth., Rev. Bonds, Medical College of Wisconsin,
     Series 1993, 5.95% 2015                                                                        3,000            3,070
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.),
     Series 1998, 4.80% 2010                                                                        1,110            1,170
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.),
     Series 1998, 4.90% 2011                                                                        1,165            1,221
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.),
     Series 1999, 5.125% 2016                                                                       1,000            1,031
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.),
     Series 1999, 5.375% 2022                                                                       2,000            2,035
Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 1998-A, 5.375%
     2017                                                                                           1,510            1,597
Milwaukee Metropolitan Sewerage Dist., Milwaukee, Ozaukee, Washington and
     Waukesha Counties, G.O. Sewerage Systems Bonds, Series 2001-A, 5.25% 2014
     (preref. 2011)                                                                                 3,590            4,064
Pollution Control and Industrial Dev. Rev. Bonds (General Motors Corp.
     Projects), City of Janesville, Series 1984, 5.55% 2009                                         3,650            3,955
City of Superior, Limited Obligation Rev. Ref. Bonds (Midwest Energy Resources
     Co. Project), Series 1991-E (collateralized), FGIC insured, 6.90% 2021                         6,000            7,855
Transportation Rev. Bonds, Series 1993-A, MBIA insured, 4.80% 2009                                  9,645           10,564
                                                                                                                    70,369

TOTAL BONDS AND NOTES (cost: $3,102,550,000)                                                                     3,269,757


                                                                                         Principal amount     Market value
SHORT-TERM SECURITIES -- 5.47%                                                                       (000)            (000)

Dev. Auth. of the Unified Government of Athens-Clarke County, Georgia, Rev.
     Bonds (University of Georgia Athletic Assn. Project), Series 2003,
     1.35% 2033(3)                                                                               $  2,650   $        2,650
Metropolitan Water Dist. of Southern California (The), Water Rev. Ref. Bonds,
     Series 1996-A, AMBAC insured, 1.30% 2023(3)                                                    6,800            6,800
State of California, Pollution Control Fncg. Auth., Pollution Control Rev. Ref.
     Bonds (Pacific Gas and Electric Company), SeriesC, 1.35% 2026(3)                               4,000            4,000
State of California, Dept. of Water Resources, Power Supply Rev. Bonds, Series
     2002-C-4, 1.32% 2022(3)                                                                        1,460            1,460
City of Charlotte, North Carolina, Water and Sewer System Commercial Paper
     Rev. Bond Anticipation Notes, 1.10% 9/8/2004                                                   5,000            5,000
City of Chicago, Illinois, Water System Rev. Bonds, Second Lien, Series 1999,
     1.35% 2030(3)                                                                                 11,100           11,100
Public Building Auth. of the City of Clarksville, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2003,
     1.35% 2033(3)                                                                                  2,290            2,290
Public Building Auth. of the City of Clarksville, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds, Series 2001, 1.35% 2031(3)                                            3,865            3,865
Dev. Auth. of Cobb County, Georgia, Rev. Ref. And Improvement Bonds
     (Presbyterian Village, Austell, Inc. Obligated Group), Series 2004-B,
     1.32% 2034(3)                                                                                  2,500            2,500
City of Detroit, Michigan, Sewage Disposal System, Rev. Bonds, Series 2003-B,
     FSA insured, 1.35% 2033(3)                                                                     1,600            1,600
State of Florida, Municipal Power Agcy., Series 1995-A, 1.08% 9/7/2004                              2,000            2,000
State of Florida, Municipal Power Agcy., Series 1995-A,  1.27% 10/13/2004                           2,000            2,000
Dev. Auth. of Fulton County (Georgia), Rev. Bonds (The Sheltering Arms Project),
     Series 2003, 1.33% 2030(3)                                                                     1,600            1,600
State of Georgia, Municipal Power Auth., Project One Subordinated Rev. Bonds,
     Series 1985-B, 1.10% 9/9/04                                                                    2,700            2,700
State of Georgia, Municipal Power Auth., Project One Subordinated Rev. Bonds,
     Series 1985-B, 1.14% 9/20/2004                                                                 5,000            5,000
Jacksonville, Florida, Health Facs. Auth., Hospital Rev. and Ref. Bonds
     (Genesis Rehabilitation Hospital Project), Series 1996, 1.35% 2021(3)                          1,700            1,700
Hospital Auth. No. 1 of Lancaster County, Nebraska, Var. Rate Health Facs. Rev.
     Bonds (Immanuel Health Systems -- Williamsburg Project), Series 2000-A,
     1.35% 2030(3)                                                                                  1,100            1,100
State of Maryland, Econ. Dev. Corp., Variable Rate Rev. Bonds
     (Federation of American Societies for Experimental Biology Project),
     Series 2002-A, 1.36% 2030(3)                                                                   2,700            2,700
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan
     Program Rev. Bonds, Series 1994-D, 1.33% 2029(3)                                              10,970           10,970
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 1998-A, 1.30% 2016(3)                       17,500           17,500
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
     Variable Rate Demand Obligations, Series 2000, 1.33% 2030(3)                                  26,100           26,100
Board of Trustees of Michigan State University, General Rev. Bonds, Series
     2002-A, 1.35% 2032(3)                                                                          3,200            3,200
Regents of the University of Michigan, Series 2004-D, 1.30% 10/20/2004                              4,200            4,200
State of Michigan, Grant Anticipation Notes, Series 2001-D, FSA insured,
     1.35% 2008(3)                                                                                 10,000           10,000
Curators of the University of Missouri, Systems Facs. Demand Rev. Bonds, Series
     2001-A, 1.35% 2031(3)                                                                          1,100            1,100
Montgomery County Industrial Dev. Auth. (Pennsylvania), Pollution Control Rev.
     Ref. Bonds (PECO Energy Co. Project), Series 1994-A, 1.14% 10/1/2004                           1,000            1,000
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2004,
     1.35% 2034(3)                                                                                  5,200            5,200
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 1999,
     1.33% 2029(3)                                                                                 10,400           10,400
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002,
     1.35% 2032(3)                                                                                  5,450            5,450
State of New Jersey, Hudson County Improvement Auth., Essential Purpose Pooled
     Governmental Loan Program Bonds, Series 1986, 1.30% 2026(3)                                    7,300            7,300
New York City, New York, Jay Street Dev. Corp., Courts Fac. Lease Rev. Bonds
     (NYC -- Jay Street Project), Fiscal 2001 Series A1, 1.32% 2022(3)                             10,100           10,100
State of Rhode Island, Health and Educational Building Corp., Educational
     Institution Rev. Bonds (Portsmouth Abbey School Issue), Series 2001,
     1.35% 2031(3)                                                                                  1,050            1,050
State of Rhode Island, Health and Educational Building Corp., Hospital Fncg.
     Rev. Bonds (Care New England Issue), Series 2002-A, 1.35% 2032(3)                              1,700            1,700
South Carolina Public Service Auth., Series 2004, 1.11% 9/3/2004                                    1,000            1,000
Uinta County, Wyoming, Pollution Control Rev. Ref. Bonds (Chevron U.S.A. Inc.
     Project), Series 1993, 1.35% 2020(3)                                                           1,600            1,600
City of Valdez, Alaska, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska)
     Inc. Project), Series 2003-B, 1.35% 2037(3)                                                    2,100            2,100
City of Valdez, Alaska, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska)
     Inc. Project), Series 2003, 1.35% 2037(3)                                                      1,550            1,550
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds,
     Series 2003-A, 1.30% 2034(3)                                                                   5,000            5,000
Westminster, Maryland, Econ. Dev. Rev. Bonds (Carroll Lutheran Village, Inc.)
     1.34% 2034(3)                                                                                  3,800            3,800
State of Wisconsin, G.O. Commercial Paper Notes, Series 1997-A, 1.17% 10/4/2004                     1,000            1,000


TOTAL SHORT-TERM SECURITIES (cost: $191,385,000)                                                                   191,385


Total investment securities (cost: $3,293,935,000)                                                               3,461,142
Other assets less liabilities                                                                                       40,381

NET ASSETS                                                                                                      $3,501,523

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The Total Value of all such restriced securities was $8,487, which represented 0.24% of the net assets of the fund.
(2) Company not making scheduled interest payments; bankruptcy proceedings pending.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.




Key to Abbreviations
Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") as of August 31, 2004, and for the year then ended and have issued our unqualified report thereon dated October 4, 2004 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of August 31, 2004 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
October 4, 2004



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 10 - Controls and Procedures

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

     (b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

     (a)  The Code of Ethics that is the subject of the  disclosure  required by
          Item 2 is attached as an exhibit hereto.

     (b)  The  certifications  required by Rule 30a-2 of the Investment  Company
          Act  of  1940,   as  amended,   and   Sections  302  and  906  of  the
          Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAX-EXEMPT BOND FUND OF
AMERICA, INC



By /s/ Neil L. Langberg
-------------------------------------------------------
Neil L. Langberg, President and PEO

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By
/s/ Neil L. Langberg
--------------------------------------------------
Neil L. Langberg, President and PEO

Date: November 8, 2004


By
/s/ Sharon G. Moseley
--------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2004